                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     KEMPER MUNICIPAL INCOME TRUST
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

KEMPER MUNICIPAL INCOME TRUST
222 South Riverside Plaza  Chicago, Illinois 60606

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
September 15, 1999 AND PROXY STATEMENT


                                                                  August 9, 1999


To the Shareholders:

You are invited to attend an annual meeting of the shareholders of Kemper Municipal Income Trust. The meeting will be held in the offices of the Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110, on September 15, 1999 at 2:00 p.m. Eastern time, for the following purposes and to transact such other business, if any, as may properly come before the meeting:

1. To elect seven Trustees to the Board of the Fund with five Trustees to be elected by the holders of Preferred and Common Shares voting together and two Trustees to be elected by holders of the Preferred Shares only.

2. To ratify or reject the selection of Ernst &Young LLP as independent auditors of the Fund for the current fiscal year (Common and Preferred Shares, voting together as a single class).

3. To approve an Amended and Restated Certificate of Designation for Preferred Shares (Preferred Shares only, each series voting as a separate class).

The Board has fixed the close of business on July 15, 1999 as the record date for determining the shareholders of the Fund entitled to notice of and to vote at the meeting. Shareholders are entitled to one vote for each share held.

THE BOARD RECOMMENDS THAT YOU VOTE FOR ALL ITEMS

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PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. SIGN, DATE
AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED. TO SAVE YOUR FUND THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY CARD PROMPTLY.
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


The accompanying proxy is solicited by the Board of the Fund for voting at the annual meeting of shareholders to be held on September 15, 1999, and at any and all adjournments thereof (the "Meeting"). This proxy statement was first mailed to shareholders on or about August 9, 1999.


The Board recommends shareholders vote FOR ITEMS 1, 2 AND 3. The vote required to approve each item is described under "Miscellaneous."

The Board has fixed the close of business on July 15, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. As of July 15, 1999, shares of the Fund were issued and outstanding as follows:


           SHARE TYPE             NUMBER OF SHARES
           ----------             ----------------
Common..........................     30,726,373
Preferred.......................         43,000


Pursuant to the Amended and Restated Agreement and Declaration of Trust of the Fund, the Board may authorize separate classes of shares of beneficial interest. The Board has authorized, and the Fund has issued, common shares of beneficial interest (the "Common Shares") and preferred shares of beneficial interest, Series A through D (the "Preferred Shares"). The Common Shares and the Preferred Shares have different powers, rights, preferences and privileges, qualifications, limitations and restrictions with respect to, among other things, dividends, liquidation, redemption and voting as more fully set forth in the Certificate of Designation for Preferred Shares that established the Preferred Shares. The Common Shares were first issued on October 20, 1988 and the Preferred Shares were first issued on July 24, 1989. At the Meeting, the holders of the Preferred Shares, voting as a separate class, are entitled to elect two members of the Board and the holders of the Common Shares and the Preferred Shares, voting together as a single class, are entitled to elect the five remaining members of the Board. On Item 2, the holders of the Common Shares and the Preferred Shares will vote together as a single class. On Item 3, only the holders of the Preferred Shares will vote, each series voting as a separate class.

ITEM 1. ELECTION OF TRUSTEES TO THE BOARD

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

It is intended that the proxies will be voted for the election as Trustees of the nominees described below. Each Trustee so elected will serve as a Trustee of the Fund until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns or is removed as provided in the organizational documents of the Fund. All the nominees, except James R. Edgar, were last elected to the Board at the 1998 annual meeting of the shareholders. Mr. Edgar was appointed to the Board on May 27, 1999 and will be standing for election by shareholders for the first time.

As indicated above, holders of the Preferred Shares are entitled to elect two Trustees. Messrs. Kelsey and Littauer are nominees for election by holders of the Preferred Shares. In addition, five other Trustees are to be elected by holders of the Common Shares and the Preferred Shares, voting together as a single class. Messrs. Akins, Edgar, Gottschalk, Renwick, and Weithers are nominees for election by all shareholders.

All the nominees listed below have consented to serve as Trustees of the Fund, if elected. In case any nominee shall be unable or shall fail to act as a Trustee by virtue of an unexpected occurrence, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion.

                                                          COMMON SHARES
NAME (DATE OF BIRTH), PRINCIPAL    YEAR FIRST BECAME    BENEFICIALLY OWNED
  OCCUPATION AND AFFILIATIONS          A TRUSTEE      AS OF APRIL 30, 1999**
-------------------------------    -----------------  ----------------------
James E. Akins (10/15/26)          1995                       0
Consultant on International,
Political, and Economic
Affairs; formerly a career
United States Foreign Service
Officer; Energy Adviser for the
White House; United States
Ambassador to Saudi Arabia.

James R. Edgar (7/22/46)           1999                       0
Distinguished Fellow,
University of Illinois
Institute of Government and
Public Affairs; Director,
Kemper Insurance Companies (not
affiliated with the Kemper
Funds); formerly, Governor,
State of Illinois.

                                                          COMMON SHARES
NAME (DATE OF BIRTH), PRINCIPAL    YEAR FIRST BECAME    BENEFICIALLY OWNED
  OCCUPATION AND AFFILIATIONS          A TRUSTEE      AS OF APRIL 30, 1999**
-------------------------------    -----------------  ----------------------
Arthur R. Gottschalk (2/13/25)     1988                       800
Retired; formerly, President,
Illinois Manufacturers
Association; Trustee, Illinois
Masonic Medical Center;
formerly, Illinois State
Senator; formerly, Vice
President, The Reuben H.
Donnelley Corp.; formerly,
attorney.
Frederick T. Kelsey (4/25/27)      1988                       500
Retired; formerly, consultant
to Goldman, Sachs & Co.;
formerly, President, Treasurer
and Trustee of Institutional
Liquid Assets and its
affiliated mutual funds;
Trustee of the Northern
Institutional Funds; formerly,
Trustee of the Pilot Funds.
Thomas W. Littauer (4/26/55)*      1998                       0
Managing Director, Scudder
Kemper Investments, Inc.;
formerly, Head of Broker Dealer
Division of Putnam Investment
Management; formerly, President
of Client Management Services
for Fidelity Investments.

                                                          COMMON SHARES
NAME (DATE OF BIRTH), PRINCIPAL    YEAR FIRST BECAME    BENEFICIALLY OWNED
  OCCUPATION AND AFFILIATIONS          A TRUSTEE      AS OF APRIL 30, 1999**
-------------------------------    -----------------  ----------------------
Fred B. Renwick (2/1/30)           1995                       0
Professor of Finance, New York
University, Stern School of
Business; Director, the
Wartburg Home Foundation;
Chairman, Investment Committee
of Morehouse College Board of
Trustees; Director, American
Bible Society Investment
Committee; previously member of
the Investment Committee of
Atlanta University Board of
Trustees; formerly, Director of
Board of Pensions Evangelical
Lutheran Church in America.

John G. Weithers (8/8/33)          1993                       400
Retired; formerly, Chairman of
the Board and Chief Executive
Officer, Chicago Stock
Exchange; Director, Federal
Life Insurance Company;
President of the Members of the
Corporation and Trustee, DePaul
University.

---------------
 * Interested person of the Fund as defined in the Investment Company Act of 1940 ("1940 Act").

** From time to time, the Trustees have been, and may in the future be, restricted from buying and/or selling shares of the Fund.

All the nominees, except Mr. Littauer, serve as board members of 16 investment companies, with 56 portfolios managed by Scudder Kemper Investments, Inc. (the "Adviser"). Mr. Littauer serves as a board member of various investment companies managed by the Adviser.

The Board has an audit and governance committee that is composed of Messrs. Akins, Edgar, Gottschalk, Kelsey, Renwick, and Weithers. The committee met six times during its 1998 fiscal year (November 30, 1998). The committee makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters, seeks and reviews nominees for Board membership and performs such other tasks as the Board assigns. The committee also proposes the nominees for election by the shareholders. Shareholders wishing to submit the name of a candidate for consideration by the committee should submit their recommendations to the secretary of the Fund.

The Fund pays Trustees who are not "interested persons" of the Fund an annual retainer plus expenses, and an attendance fee for each Board meeting and committee meeting attended. As reflected above, the Trustees currently serve as board members of various investment companies for which the Adviser serves as investment manager. Trustees or officers of the Fund who are "interested persons" receive no compensation from such Fund. The Board of the Fund met six times during its 1998 fiscal year. Each then current Trustee attended 75% or more of the meetings of the Board and the audit and governance committee (if then a member thereof) held during its 1998 fiscal year.

The table shows, for each Trustee entitled to receive compensation from the Fund, the aggregate compensation paid or accrued during the Fund's 1998 fiscal year and the total compensation that the Kemper funds paid or accrued during calendar year 1998.


                                                       AGGREGATE COMPENSATION
                             AGGREGATE COMPENSATION    FROM FUNDS AND OTHERS
     NAME OF TRUSTEE             FROM THE FUND            KEMPER FUNDS(3)
     ---------------         ----------------------    ----------------------
James E. Akins...........            5,800                    140,800
James R. Edgar(1)........              N/A                        N/A
Arthur R.
  Gottschalk(2)..........            5,800                    146,300
Frederick T. Kelsey......            5,800                    141,300
Fred B. Renwick..........            5,800                    141,300
John G. Weithers.........            5,900                    146,300


---------------
(1) Appointed to the Board on May 27, 1999.


(2) Includes deferred fees. Pursuant to deferred compensation agreements with the Fund, deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds--Zurich Money Market Fund. Total deferred fees (including interest thereon) payable from the Fund is $21,600.


(3) Includes compensation for service on the boards of 15 Kemper Funds with 50 fund portfolios. Each Trustee currently serves as a board member of 16 Kemper Funds with 56 fund portfolios.

FUND OFFICERS. Information about the executive officers of the Fund, with their respective dates of birth, terms as Fund officers indicated and principal occupation for the past five years, is set forth below.


Eleanor R. Brennan (3/3/64), vice president of the Fund since 7/14/99. Mrs. Brennan is a senior vice president of the Adviser.

Mark S. Casady (9/21/60), president of the Fund since 1/21/98, is managing director of the Adviser.

Philip J. Collora (11/15/45), vice president of the Fund since 2/1/90 and secretary of the Fund since 3/2/95. Mr. Collora is senior vice president of the Adviser.


Philip G. Condon (8/15/60), vice president of the Fund since 7/14/99. Mr. Condon is a managing director of the Adviser.


John R. Hebble (6/27/59), treasurer of the Fund since 5/20/98, is senior vice president of the Adviser.


Maureen E. Kane (2/14/62), assistant secretary of the Fund since 1/21/98. Ms. Kane is a vice president of the Adviser; formerly, Assistant Vice President of an unaffiliated investment management firm; prior thereto, Associate Staff Attorney of an unaffiliated investment management firm; Associate, Peabody & Arnold (law firm).



Brenda Lyons (2/21/63), assistant treasurer of the Fund since 1/20/99. Ms. Lyons is a senior vice president of the Adviser.


Ann M. McCreary (11/6/56), vice president of the Fund since 1/21/98, is managing director of the Adviser.


Caroline Pearson (4/1/62), has been an assistant secretary of the Fund since 1/21/98. Ms. Pearson is a senior vice president of the Adviser; formerly, Associate, Dechert Price & Rhoads (law firm) 1989 to 1997.


Robert C. Peck, Jr. (10/1/46), vice president of the Fund since 1/21/98, is managing director of the Adviser; prior to 8/2/97, he was executive vice president and chief investment officer with an unaffiliated investment management firm.

Kathryn L. Quirk (12/3/52), vice president of the Fund since 1/21/98, is managing director of the Adviser.


Linda J. Wondrack (9/12/64), vice president of the Fund since 1/21/98. Ms. Wondrack is a senior vice president of the Adviser.


The officers of the Fund are elected by the Board of the Fund on an annual basis to serve until their successors are elected and qualified.


SHAREHOLDERS. As of April 30, 1999, the Trustees and officers of the Fund as a group owned beneficially 1,700 shares, which is less than 1% of the outstanding shares of each Fund. As of April 30, 1999, no person is known to the Fund to have owned beneficially more than 5 percent of the shares of the Fund.



SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of

1934 require the Fund's officers and Trustees, the Adviser, affiliated persons of the Adviser and persons who own more than ten percent of a registered class of the Fund's equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange (the "NYSE"). These persons and entities are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon its review of the copies of each form received by it, and written representations from certain reporting persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended November 30, 1998, such reporting persons complied with all applicable filing requirements.

INVESTMENT MANAGER. Scudder Kemper Investments, Inc. (the "Adviser"), 345 Park Avenue, New York, NY 10154, serves as the Fund's investment adviser and manager pursuant to an investment management agreement.

ITEM 2. SELECTION OF INDEPENDENT AUDITORS

THE BOARD OF EACH FUND RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR EACH FUND.

A majority of the Trustees who are "non-interested" persons of the Fund has selected Ernst & Young LLP, independent auditors, to audit the books and records of the Fund for the current fiscal year. This firm has served the Fund in this capacity since the Fund was organized and has no direct or indirect financial interest in the Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of the Fund is being submitted to the shareholders for ratification. A representative of Ernst & Young LLP is expected to be present at the Meeting and will be available to respond to any appropriate questions raised at the Meeting and may make a statement.

ITEM 3. AMENDED AND RESTATED CERTIFICATE OF DESIGNATION FOR PREFERRED SHARES

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE AMENDED AND RESTATED CERTIFICATE OF DESIGNATION FOR PREFERRED SHARES

The proposed Amended and Restated Certificate of Designation for Preferred Shares (the "Amended and Restated Certificate of Designation") would make certain changes to the terms of the Certificate of Designation for Preferred Shares (the "Certificate of Designation") in order to provide greater flexibility, to refine the terms and conditions in light of subsequent positions taken by the Internal Revenue Service ("IRS") and to update certain terms to bring them into conformity with recent developments in the marketplace for closed-end fund preferred shares, including the current standards for rating such shares.


The Amended and Restated Certificate of Designation would (1) allow the Board of Trustees, without shareholder approval, to issue additional series of preferred shares, subject to compliance with the applicable 1940 Act asset coverage requirements and rating agency approval and (2) amend various sections of the Certificate of Designation as described below. The following summary of the Amended and Restated Certificate of Designation set forth below is qualified in its entirety by reference to the Form of Amended and Restated Certificate of Designation for Preferred Shares, a copy of which, marked to show changes from the Certificate of Designation adopted in connection with the issuance of shares of Series A-D, is attached as Annex A. Capitalized terms not defined will have the same meaning as these terms are used in the Amended and Restated Certificate of Designation.


(1) ELIMINATION OF "SUNSET" PROVISIONS.

     The Certificate of Designation requires the mandatory redemption by the Fund of each series of Preferred Shares beginning in 2020 for Series A and at two-year intervals thereafter for each successive series. The Amended and Restated Certificate of Designation would eliminate these provisions. Subsequent IRS pronouncements have made such provisions inadvisable for preferred shares.

(2) AMENDMENT TO VOTING REQUIREMENTS.

     (A) SERIES BY SERIES VOTING.

     The Certificate of Designation currently provides that preferred shareholders have the right to vote together as a class on certain matters as required by the 1940 Act. The current Certificate of Designation, however, does not provide for series by series voting of the Preferred Shares on matters that affect only that series. The Amended and Restated Certificate of Designation would provide that series by series voting is required only on those matters that affect that series in a manner different from that of other series or classes of the Fund's shares.

     (B) ABILITY TO ISSUE ADDITIONAL PREFERRED SHARES OF A NEWLY CREATED SERIES WITHOUT SHAREHOLDER APPROVAL.

     The current Certificate of Designation requires approval of preferred shareholders to increase or decrease the number of Preferred Shares authorized to be issued. The Amended and Restated Certificate of Designation would continue to provide that preferred shareholder approval is required to increase or decrease the number of Preferred Shares of a previously designated series authorized to be issued. However, the Amended and Restated Certificate of Designation would give the Board of Trustees the ability to establish and designate additional series of Preferred Shares, without shareholder approval, provided that (1) if the Preferred Shares are rated by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's, a division of the McGraw Hill Companies ("S&P"), the Fund obtains written confirmation from Moody's or S&P that the issuance of such additional shares or other class or series of shares would not impair the rating then assigned by such rating agency to any series of the Preferred Shares outstanding or (2) if Moody's or S&P is not then rating the Preferred Shares, the aggregate liquidation preference of all Preferred Shares of the Fund outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed $265,000,000.


     The Amended and Restated Certificate of Designation, by giving the Board the authority to issue additional shares of newly created series, enables the Fund to manage its capital structure more efficiently in response to changing market conditions. Issuing additional Preferred Shares, however, would decrease the amount of asset coverage for existing Preferred Shares.


     On May 19, 1999, the Board approved the issuance of additional Preferred Shares of a newly created Series E, contingent upon shareholders approving the Amended and Restated Certificate of Designation. The Amendment provides for the establishment and designation of Series E. The Fund believes that the ceiling amount of $265,000,000 will adequately protect existing holders of Preferred Shares in the event the Fund issues additional Preferred Shares at a time when neither Moody's nor S&P is rating the Fund's Preferred Shares. In addition, so long as either Moody's or S&P is rating the Preferred Shares and the Fund is required--as a precondition for issuing additional Preferred Shares--to obtain written confirmation for each rating agency then rating the Preferred Shares so that any such additional issuance would not impair the rating then assigned to the Preferred Shares by such rating agency, the Fund believes that holders of Preferred Shares will be adequately assured that any such additional issuance will not result in any significant diminution of the Fund's overall creditworthiness.


(3) CHANGE IN ALLOCATION OF TAXABLE INCOME AND "GROSS UP PAYMENTS"

     The IRS currently requires that a regulated investment company that has two or more classes of shares must designate to each such class proportionate amounts of each type of its income for each tax year based upon the percentage of total dividends distributed to each class for such year. Under a special "grandfather" provision contained in Reve-nue Ruling 89-81, certain regulated investment companies with Preferred Shares outstanding prior to June 13, 1989, can make non-proportionate designations. The Fund has designated exempt-interest dividends disproportionately to Preferred Shares and designated capital gains and any ordinary income to its common shares pursuant to this "grandfather" provision. The issuance of additional Preferred Shares of newly created Series E approved by the Board may result in the Fund not being allowed to rely on the "grandfather" provision.

     Therefore, the Amended and Restated Certificate of Designation provides that the Fund would be obligated to provide advance notice of any potentially taxable portion of any dividend distributions to preferred shareholders to the remarketing agent prior to the setting of the dividend rate for a particular dividend period to permit the remarketing process to consider this potentially taxable amount payable during the next dividend period in setting the return on the Preferred Shares for that period. If the Fund fails to provide such advance notice, the Fund would be obligated (under certain conditions) to make a "gross up payment" to preferred shareholders in respect of the tax payable on taxable income received.

     Under the "gross up" provisions of the Amended and Restated Certificate of Designation, the Fund would make "gross up" payments to offset any such allocation of taxable income and capital gains to preferred shareholders if, in the case of any Dividend Period of 28 days or fewer, the Fund allocates any net capital gains or other income taxable for Federal income tax purposes to a dividend paid on the Preferred Shares without having given advance notice thereof to the Remarketing Agent ("Taxable Allocation") solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding Preferred Shares or the liquidation of the Fund. If, in the case of any Dividend Period of more than 28 days, the Fund makes a Taxable Allocation to a dividend paid on the Preferred Shares, the Fund shall, prior to the end of the calendar year in which each dividend was paid, provide notice thereof to the Remarketing Agent and direct the Funds' dividend disbursing agent for the Preferred Shares to send such notice with a "gross up payment" to each holder of shares that was entitled to such dividend payment during such calendar year at such holder's address as the same appears or last appeared on the record books of the Fund. A "gross up payment" means payment to a holder of preferred shares of an amount that, when taken together with the aggregate amount of Taxable Allocations made to such holder to which such gross up payment relates, would cause such holder's dividend in dollars (after Federal income tax consequences) from the aggregate of such Taxable Allocations and the related gross up payment to be equal to the dollar amount of the dividends that would have been received by such holder if the amount of the aggregate Taxable Allocations were not subject to regular Federal income tax.

(4) AUTHORITY OF THE BOARD TO INTERPRET THE CERTIFICATE OF DESIGNATION.

     From time to time, issues may arise with respect to the preferred shares that require interpretation or adjustment of certain provisions of the Certificate of Designation. These issues may range from ambiguities in terms used to formal defects. In order to facilitate any future interpretations of the Certificate of Designation, the Amended and Restated Certificate of Designation would explicitly recognize the Board's authority, to the extent permitted by applicable law, to interpret such matters and, if necessary, adjust the language of the Amended and Restated Certificate of Designation. In addition, the Amended and Restated Certificate of Designation would explicitly give the Board the authority to amend the Certificate of Designation with respect to any series of Preferred Shares prior to the issuance of shares of such series.

(5) MISCELLANEOUS PROVISIONS TO COMPLY WITH S&P AND MOODY'S RATING CRITERIA

     Because it is expected that any future issuance of Preferred Shares, including the proposed shares of Series E discussed above, would be rated by S&P and/or Moody's, the Amended and Restated Certificate of Designation for Preferred Shares contains various changes designed to conform the Amended and Restated Certificate of Designation to current ratings criteria and drafting conventions. The primary thrust of these changes is to identify specifically the "Rating Agency Required Asset Coverage," in accordance with current rating agency guidelines. This language reflects the rating agency requirement that certain eligible Fund assets must have a discounted value at least equal to the liquidation value of the outstanding preferred shares plus unpaid dividends and certain other Fund liabilities.

MISCELLANEOUS

GENERAL. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies will be paid by the Fund, including any additional solicitation made by letter, telephone or facsimile. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of the Adviser and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. The Fund has engaged Shareholder Communications Corporation to assist in the solicitation of proxies at a total estimated cost of $3,500 (plus expenses). Failure of a quorum to be present at the Meeting for the Fund will necessitate adjournment for the Fund and will subject the Fund to additional expense. A COPY OF THE FUND'S ANNUAL REPORT IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO THE FUND, 222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606 OR BY CALLING 1-800-294-4366.

PROPOSALS OF SHAREHOLDERS. The Fund delayed its 1999 annual meeting of shareholders from May to September. It is currently anticipated that the 2000 annual meeting will be held in May. A shareholder wishing to submit a proposal for inclusion in the Fund's proxy statement for the 2000 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 should send such written proposal to the Secretary of the Fund within a reasonable time before the solicitation of proxies for such meeting. The Fund will treat any such proposal received no later than December 17, 1999 as timely. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) to the Fund of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Secretary of the Fund within a reasonable time before the solicitation of proxies for such meeting. The Fund will treat any such notice received no later than February 25, 2000 as timely. The timely submission of a proposal under either rule, however, does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE MEETING. The Board is not aware of any matters that will be presented for action at the Meeting other than those set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares with respect to any such other matters in accordance with their best judgment in the interest of the Fund.

VOTING, QUORUM. Each valid proxy will be voted in accordance with the instructions on the proxy and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted for the election as Trustees of the persons who have been nominated for the Fund and as recommended by the Board on each other item. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Fund or in person at the time of the Meeting. Proxies given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.

Item 1, election of Trustees, requires a plurality vote of the shares of the Fund. As noted previously, the holders of the Preferred Shares, voting as a separate class, are entitled to elect two Members of the Board and the holders of the Common Shares and the Preferred Shares, voting together as a single class, are entitled to elect the five remaining Members of the Board. With regard to Item 2, ratification of the selection of independent auditors for the Fund, the holders of the Common Shares and the

Preferred Shares of the Fund will vote together as a single class, and requires the affirmative vote of a majority of the shares of the Fund voting on the matter. Item 3, approval of the Amended and Restated Certificate of Designation, requires the affirmative vote of a majority of the outstanding Preferred Shares, each series voting as a separate class.

Preferred Shares held in "street name" for which voting instructions have not been received as of one business day before the meeting, or if adjourned, one business day before the day to which the meeting is adjourned, and that would otherwise be treated as "broker non-votes" may, pursuant to Rule 452 of the NYSE, be voted by the broker on Item 3 in the same proportion as the votes cast by all Preferred Shares who voted on the item. Rule 452 permits proportionate voting for Preferred Shares with respect to a particular item if, among other things, (i) a minimum of 30% of the Preferred Shares outstanding has been voted by the holders of such shares with respect to the item and (ii) less than 10% of the Preferred Shares outstanding has been voted by the holders of such shares against the item. For the purpose of meeting the 30% test, abstentions will be treated as shares "voted" and, for the purpose of meeting the 10% test, abstentions will not be treated as shares "voted" against the item. On Item 1, abstentions and broker non-votes will have no effect; the persons receiving the largest number of votes will be elected. On Item 2, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

At least 50% of the shares of the Fund must be present, in person or by proxy, in order to constitute a quorum for that Fund. Thus, the meeting for the Fund could not take place on its schedule date if less than 50% of the shares of the Fund were represented.

THE BOARD OF THE FUND RECOMMENDS AN AFFIRMATIVE VOTE ON ALL ITEMS.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board,
Philip J. Collora
Secretary

                                                                         ANNEX A

                         KEMPER MUNICIPAL INCOME TRUST


            FORM OF AMENDED AND RESTATED CERTIFICATE OF DESIGNATION

                             FOR PREFERRED SHARES*

KEMPER MUNICIPAL INCOME TRUST, a Massachusetts business trust (the "Fund"), hereby certifies that, pursuant to the authority contained in Article III of its Amended and Restated Agreement and Declaration of Trust, its Board of Trustees has adopted the following resolution restating the designations and powers, rights, preferences and privileges of its previously issued class and various series of preferred shares of beneficial interest and creating a an additional class and various series of the class of its preferred shares of beneficial interest as follows:

RESOLVED, That, pursuant to authority expressly granted to and vested in the Board of Trustees by the provisions of the Amended and Restated Agreement and Declaration of Trust of Kemper Municipal Income Trust (the "Fund") the Fund, the Board of Trustees hereby authorizes restates the issuance by the Fund of 43,000 preferred shares of beneficial interest, $.01 par value, and hereby fixes the designations and the powers, rights, preferences and privileges and the qualifications, limitations and restrictions of the shares of such class and series below as Series A, B, C and D; and authorizes the issuance by the Fund of
[               ] preferred shares of beneficial interest, $.01 par value, and hereby fixes the designations and the powers, rights, preferences and privileges and the qualifications, limitations and restrictions of the shares of such class and series as Series E, as follows:

PREFERRED SHARES

1. The designation of the preferred shares of beneficial interest, $.01 par value, of the Fund is Preferred Shares of Beneficial Interest (the "Preferred
Shares"), consisting of [               ] Preferred Shares that the

---------------
* This Form of Amended and Restated Certificate of Designation for Preferred Shares has been marked to show changes from the current Certificate of Designation for Preferred Shares. Underlined language has been added and stricken language has been deleted.

Fund has authority to issue. The Preferred Shares shall be designated and issuable in series as follows:

SERIES DESIGNATION

SERIES A: A series of 10,800 Preferred Shares is hereby designated "Preferred Shares, Series A." Each share of Preferred Shares, Series A shall be issued on July 27, 1989; have an initial Dividend Payment Date (as herein defined) of August 22, 1989; be redeemed by the Fund on the first Dividend Payment Date in June of 2020, unless such date is extended as provided in paragraph 4(b), at a redemption price of $5,000 per share plus accumulated dividends through the date fixed for redemption (whether or not declared); and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law, as are set forth in this resolution. The Preferred Shares, Series A shall constitute a separate series of Preferred Shares of the Fund, and each share of Preferred Shares, Series A shall be identical.

SERIES B: A series of 10,700 Preferred Shares is hereby designated "Preferred Shares, Series B." Each share of Preferred Shares, Series B shall be issued on July 27, 1989; have an initial Dividend Payment Date of August 29, 1989; be redeemed by the Fund on the first Dividend Payment Date in June of 2022, unless such date is extended as provided in paragraph 4(b), at a redemption price of $5,000 per share plus accumulated dividends through the date fixed for redemption (whether or not declared); and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law, as are set forth in this resolution. The Preferred Shares, Series B shall constitute a separate series of Preferred Shares of the Fund, and each share of Preferred Shares, Series B shall be identical.

SERIES C: A series of l0,800 Preferred Shares is hereby designated "Preferred Shares, Series C." Each share of Preferred Shares, Series C shall be issued on July 27, 1989; have an initial Dividend Payment Date of September 5, 1989; be redeemed by the Fund on the first Dividend Payment Date in June of 2024, unless such date is extended as provided in paragraph 4(b), at a redemption price of $5,000 per share plus accumulated dividends through the date fixed for redemption (whether or not declared); and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law, as are set forth in this resolution. The Preferred Shares, Series C shall constitute a separate series of Preferred Shares of the Fund, and each share of Preferred Shares, Series C shall be identical.

SERIES D: A series of 10,700 Preferred Shares is hereby designated "Preferred Shares, Series D." Each share of Preferred Shares, Series D shall be issued on July 27, 1989; have an initial Dividend Payment Date of September 12, 1989; be redeemed by the Fund on the first Dividend Payment Date in June of 2026, unless such date is extended as provided in paragraph 4(b), at a redemption price of $5,000 per share plus accumulated dividends through the date fixed for redemption (whether or not declared); and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law, as are set forth in this resolution. The Preferred Shares, Series D shall constitute a separate series of Preferred Shares of the Fund, and each share of Preferred Shares, Series D shall be identical.

SERIES E: A series of [     ] Preferred Shares is hereby designated "Preferred
Shares, Series E." Each share of Preferred Shares, Series E shall be issued on
[          ], 1999; have an initial Dividend Payment Date of [          ], 1999;
and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law, as are set forth in this resolution. The Preferred Shares, Series E shall constitute a separate series of Preferred Shares of the Fund, and each share of Preferred Shares, Series E shall be identical.

Each Preferred Share within a particular series shall have the identical Dividend Period and Dividend Rate as each other share within such series.

2. The following terms shall have the following meanings:

Adjusted Value shall have the meaning described in paragraph 7.

Agent Member shall mean a designated member of the Depository who will maintain records for a beneficial owner of the Preferred Shares.

Agreement and Declaration shall mean the Amended and Restated Agreement and Declaration of Trust of the Fund dated October 7, 1988.

Allocation Notice Date shall have the meaning set forth in paragraph 3.

Business Day shall mean a day on which banks located in The City of New York are not required or authorized by law or regulation to be closed and on which The New York Stock Exchange is open.

Certificates of Deposit shall mean certificates of deposit which, at the time of the Fund's investment therein, or contractual commitment providing for such investment, (i) have remaining terms to maturity of one year or less, (ii) are rated at least "P-1" by Moody's and "A-l+" by Standard & Poor's, and (iii) are issued by an obligor whose long term unsecured debt obligations (other than such obligation the ratings of which are based on the credit of a person or entity other than such obligor) are rated at least "Aa3" by Moody's and "AA-" by Standard & Poor's.

Certificate of Designation shall mean the Fund's Amended and Restated Certificate of Designation executed on the date set forth herein.

Certificate of Determination shall mean a certificate in substantially the following form completed to the extent applicable:

Certificate of Determination

Certificate No. ________ Date ______________

The Dividend Periods for the Preferred Shares listed on the attachment hereto shall be as specified thereon and shall commence on and end on the date or dates specified thereon. The Dividend Rate (expressed as a percentage per annum) for each such Dividend Period shall be as specified on the attachment hereto.

The undersigned, being a duly elected or appointed __________ of the Fund, hereby certifies that this Certificate of Determination was duly approved by the Board of Trustees of the Fund, a committee thereof or an officer designated by the Board of Trustees.
                            ------------------------

Certificate of Rating Agency Required Asset Coverage shall mean a certificate delivered to the Paying Agent setting forth, among other things, the Fund's Compliance with Rating Agency Required Asset Coverage. have the meaning set forth in paragraph 6.

Code shall mean the Internal Revenue Code of 1986, as amended from time to time.

Commercial Paper Dealer shall mean Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co. and such other dealers as the Fund may from time to time appoint, or in lieu of any thereof, their respective affiliates or successors.

Commercial Paper Rate on any date shall mean (i) the interest equivalent of the rate on 60-day commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by Standard & Poor's and "Aa" by Moody's, or the equivalent of such rating by another rating agency, as such rate is made available by the Federal Reserve Bank of New York on a discount basis or otherwise for the Business Day immediately preceding such date, or (ii) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Remarketing Agent for the close of business on the Business Day immediately preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the Commercial Paper Rate, the Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Dealers or, if none of the Commercial Paper Dealers quotes such a rate, by any substitute Commercial Paper Dealer or Dealers selected by the Fund to provide such rate or rates not being supplied by any Commercial Paper Dealer.

Common Shares shall mean the common shares of beneficial interest, $.01 par value, of the Fund.

Cure Date shall have the meaning set forth in paragraph 4.

CMOs shall mean debt obligations which may be issued by GNMA, FNMA or FHLMC or real-estate mortgage investment conduits, any of which may be comprised of one or more classes, each with a fixed latest stated maturity and bearing interest at either a fixed or floating rate, if such CMOs (i) have a current rating by Standard & Poor's of "AAA" and by Moody's of "Aaa" or, if specifically advised in writing by Moody's and Standard & Poor's that the rating of the Preferred Shares will not be adversely affected thereby, are in the highest rating category of a nationally recognized statistical rating agency, (ii) are payable in U. S. currency (iii) are directly secured by GNMA Certificates, FNMA Certificates or FHLMC Certificates; (iv) were issued as part of an issue of collateralized mortgage obligations which were originally offered to the public in an aggregate principal amount at least equal to $100,000,000; (v) are not included in a class or tranche of an issue of collateralized mortgage obligations which class or tranche (a) constitutes a planned amortization class bond, (b) has a coupon that floats inversely against or as a multiple of an index, or (c) consists of an interest-only or principal-only stripped obligation; (vi) are not part of a "Z" class or tranche of in issue; (vii) have a weighted average life of not more than ten years unless Standard & Poor's shall have advised the Fund in writing that the inclusion of a CMO with a weighted average life of greater than ten years will not affect its rating on the Preferred Shares; and (viii) satisfy such other criteria as may be established by Moody's and Standard & Poor's.

Date of Original Issue shall mean the date on which the Fund originally issues the Preferred Shares.

Depository shall mean the organization appointed by the Fund to perform depository functions with respect to the Preferred Shares.

Dividend Payment Date shall mean with respect to any Dividend Period the day next succeeding the last day thereof.

Dividend Period shall mean, as to each Preferred Share of a series, the period commencing on the Date of Original Issue and ending on the date specified for such series on the Date of Original Issue and thereafter, as to such series, the period commencing on the day following each Divi-dend Period for such series and ending on the 28th day thereafter, except as provided in paragraph 3(b).

Dividend Rate shall mean each rate at which a dividend shall be payable on each series of Preferred Shares as described in paragraph 3.

Eligible Municipal Securities shall mean, if rated by S&P, municipalsecurities which are both Standard & Poor's Eligible Municipal Securities and, if rated by Moody's, securities which are Moody's Eligible Municipal Securities. Municipal securities included as Eligible Securities shall be bonds that are issued by any of the 50 states; the territories and their subdivisions, counties cities, towns, villages, and school districts; agencies such as authorities and special districts created by the states; and certain federally sponsored agencies such as local housing authorities. Payments made on such bonds are exempt from federal income taxes and are generally exempt from state and local sales taxes in the state of issuance.

Evaluation Date shall mean each Business Day.

Escrowed Bonds shall mean municipal securities that (i) have been determined to be legally defeased in accordance with Standard & Poor's legal defeasance criteria, (ii) have been determined to be economically defeased in accordance with Standard & Poor's economic defeasance criteria and assigned a rating of "AAA" by Standard & Poor's, (iii) are not rated by Standard & Poor's but have been determined to be legally defeased by Moody's, or (iv) have been determined to be economically defeased by Moody's and assigned a rating no lower than the rating that is Moody's equivalent of "AAA" by Standard & Poor's rating.

FHLMC shall mean the Federal Home Loan Mortgage Corporation created by Title III of the Emergency Home Finance Act of 1970, and shall include any successor thereto.

FHLMC Certificate shall mean a mortgage participation certificate in certificated or book-entry form, the timely payment of interest at the applicable certificate rate and the ultimate collection or timely payment of principal of which is guaranteed by FHLMC, and which evidences a proportional undivided interest in or participation interest in, a specified pool of fixed, variable or adjustable rate, fully amortizing level-payment mortgage loans secured by first liens on one- to four-family residences or, in the case of Multi-family Plan B FHLMC Certificates, a specified pool of fixed, level-payments fully amortizing mortgage loans secured by first liens on properties containing five or more units and designed primarily for residential use; provided, however, that such term shall not include interest-only or principal-only securities issued or guaranteed by FHLMC.

FNMA shall mean the Federal National Mortgage Association, a United States Government-sponsored private corporation established pursuant to Title VIII of the Housing and Urban Development Act of 1968, and shall include any successor thereto.

FNMA Certificate shall mean a mortgage pass-through certificate in certificated or book-entry form, the full and timely payment of interest at the applicable certificate rate and principal of which is guaranteed by FNMA, and which evidences a proportional undivided interest in a pool of level-payment, fixed, variable or adjustable rate, fully amortizing mortgage loans secured by first liens on one- to four-family residences; provided, however, that such term shall not include interest-only or principal-only securities issued or guaranteed by FNMA.

GNMA shall mean the Government National Mortgage Association, and shall include any successor thereto.

GNMA Certificate shall mean a fully modified pass-through certificate in certificated or book-entry form, the fully and timely payment of principal and interest of which is guaranteed by GNMA, which obligation is backed by the full faith and credit of the United States and which evidences a fractional undivided interest in a pool of graduated payment (if past the graduated payment period) or level-payment, fixed, variable or adjustable rate, mortgage loans which are secured by first liens on one- to four-family residences; provided, however, that such term shall not include interest-only or principal-only securities guaranteed by GNMA.

Gross-up Payment shall mean, in respect of any dividend, a payment to a holder of Preferred Shares of an amount which, giving effect to any Taxable Allocation made with respect to such dividend, would cause such holder's after-tax returns (taking into account both any Taxable Allocation and the Gross-up Payment) to be equal to the after-tax return the holder would have received if no such Taxable Allocation had occurred. Such Gross-up Payment shall be calculated: (i) without consideration being given to the time value of money; (ii) assuming that no holder of Preferred Shares is subject to the Federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each holder of Preferred Shares is taxable at the maximum marginal regular Federal individual income tax rate applicable to ordinary income or net capital gain, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or net capital gain, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

Inverse Floater shall mean trust certificates or other instruments evidencing interests in one or more municipal securities that qualify as Standard & Poor's Eligible Securities (and satisfy the issuer and size requirements of the definition of Standard & Poor's Eligible Securities) the interest rates on which are adjusted at short term intervals on a basis that is inverse to the simultaneous readjustment of the interest rates on corresponding floating rate trust certificates or other instruments issued by the same issuer, provided that the ratio of the aggregate dollar amount of floating rate instruments to inverse floating rate instruments issued by the same issuer does not exceed one to one at their time of original issuance unless the floating rate instrument has only one reset remaining until maturity.

Mandatory Redemption Date shall have the meaning set forth in paragraph 4(b) below.

Market Value shall have the meaning described in paragraph 7 of any asset of the Fund shall mean the market value thereof determined by the valuation methods, including the Pricing Service adopted by the Fund's Board of Trustees. Market Value of any asset shall include any interest accrued thereon. Securities for which quotations are not readily available shall be valued at fair value as determined by the pricing service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. A Pricing Service may employ electronic data processing techniques or a matrix system, or both, to determine valuations. In the event the Pricing Service is unable to value a security, the security shall be valued at the lower of two dealer bids obtained by the Fund from dealers who are members of the National Association of Securities Dealers, Inc. and make a market in the security, at least one of which shall be in writing.

Maximum Rate shall mean on any date on which a Dividend Rate is determined, 110%, increasing on the seventh day after such Dividend Rate is determined to be a Maximum Rate to 125% of the Commercial Paper Rate and decreasing to 110% of the Commercial Paper Rate on the day such Dividend Rate is determined to no longer be the Maximum Rate. The Remarketing Agent shall round each applicable Maximum Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths (0.0005) of one percent or more being rounded upwards to the nearest one-thousandth (0.001) of one percent.

Moody's shall mean Moody's Investors Service, Inc.

Moody's Adjusted Value shall have the meaning set forth in paragraph 7.

Moody's Eligible Municipal Securities shall have the meaning set forth in paragraph 7. mean each security eligible for consideration under

Moody's guidelines in effect as of the date of this Certificate of Designation.

Moody's Municipal Security Discount Factors shall have the meaning set forth in paragraph 7.

1940 Act shall mean the Investment Company Act of 1940, as amended from time to time.

1940 Act Cure Date, with respect to the failure by the Fund to maintain the 1940 Act Asset Coverage as of the last day of each month, means the last Business Day of the following such month.

1940 Act Asset Coverage means asset coverage, as defined in section 18(h) of the 1940 Act, of at least 200% of the aggregate liquidation preference with respect to all outstanding senior securities of the Fund which are stock, including all outstanding Preferred Shares and other preferred shares of beneficial interest of the Fund (or such other asset coverage as may be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of paying dividends on its common stock).

Non-Payment Period with respect to all of the outstanding Preferred Shares of a series shall mean (i) the period commencing on a Dividend Payment Date for such series of Preferred Shares, if the Fund fails to declare on the Business Day preceding such Dividend Payment Date for payment on such Dividend Payment Date the full amount of dividends payable on such series of Preferred Shares, and ending on and including the day next preceding the Dividend Payment Date next succeeding the Business Day on which the full amount of all unpaid dividends with respect to such series of Preferred Shares shall have been so declared or
(ii) the period commencing on a Dividend Payment Date for such series of Preferred Shares, if the Fund fails to deposit for payment on such Dividend Payment Date the full amount of such dividends payable on such series of Preferred Shares and ending on and including the day next preceding the Dividend Payment Date next succeeding the Business Day on which the full amount of such dividends have been so deposited.

Non-Payment Rate shall mean on any date during a Non-Payment Period on which a Dividend Rate is determined, 200% of the Commercial Paper Rate.

Other Securities shall mean other securities or obligations, including mortgage loans and other mortgage related securities not otherwise included in the definition of Eligible Securities, if (i) the inclusion of such securities or obligations is deemed by the Board of Trustees to be in the interests of the Trust, (ii) Moody's and Standard & Poor's or if both such Rating Agencies are not then rating the Preferred Shares, the one which is, has advised in writing that the inclusion of such other securities in Rating Agency Required Assets will not adversely affect their then-current ratings of the Preferred Shares, and (iii) such securities are eligible for investment by the Fund under applicable laws and regulations.

Owner shall mean, with respect to each Preferred Share, the owner of record thereof as shown from time to time on the Stock Register.

Paying Agent shall mean, at any time, the agent appointed by the Fund to pay dividends and other amounts due on the Preferred Shares and to perform such other duties as are provided herein.

Pricing Service shall mean S&P J.J. Kenny Evaluation Services, Muller Data Corp., or any other pricing service approved by S&P or Moody's, or both, if appropriate.

Qualifying Mortgage Pass-Through Certificates shall mean certificates which are publicly registered securities and which represent undivided interests in specified pools, which may include real estate mortgage investment conduits, of mortgage loans (which pools consist primarily of fixed or adjustable rate, first lien whole one- to four-family mortgage loans) issued by one or more trusts established for that purpose and that, at the time of the Fund's investment therein or contractual commitment providing for such investment, if rated by Standard & Poor's, have a public rating of at least "AA" by Standard & Poor's, and are publicly rated at least "Aa2" by Moody's; provided that any such certificate will cease to be a Qualifying Mortgage Pass-Through Certificate on the 30th day after such certificate's credit rating by Standard & Poor's is decreased to below "AA" and immediately after such certificate's credit rating by Moody's is decreased to below "Aa2."

Rating Agency shall mean Moody's or Standard & Poor's or if Moody's or Standard & Poor's shall no longer engage in the business of issuing ratings for securities comparable to the Preferred Shares, such other entity so engaged as shall be selected by the Fund.

Rating Agency Dividend Coverage shall have the meaning described in paragraph 6.

Rating Agency Dividend Coverage Assets shall mean cash and short-term Eligible Municipal Securities rated at least "A-l+" or "SP-l+" by Standard & Poor's, Short-Term Money Market Instruments rated at least "A-l+" by Standard & Poor's and other assets which the Board of Trustees may from time to time include in Rating Agency Dividend Coverage Assets, provided that each of Moody's and Standard & Poor's, or, if both such Rating Agencies are not then rating the Preferred Shares, the one which is, shall have advised the Fund in writing that its then-current rating of the Preferred Shares would not be adversely affected if such assets were included in Rating Agency Dividend Coverage Assets, with maturities or tender dates on or before the next succeeding Dividend Payment Date.

Rating Agency Required Assets shall mean Eligible Securities and Other Securities, both as defined herein. have the meaning set forth in paragraph 6.

Rating Agency Required Asset Coverage shall have the meaning described in paragraph 6. as of any Valuation Date, shall mean the dollar amount equal to the sum of (i) (A) the product of the number of Preferred Shares outstanding on such date multiplied by $5,000 (plus the product of the number of shares of any other Series of Preferred Shares outstanding on such date multiplied by the liquidation preference of such Preferred Shares), plus any redemption premium applicable to any Preferred Shares then subject to redemption, (B) the aggregate amount of dividends that will have accumulated at the respective Dividend Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for any Preferred Shares outstanding that follow such Valuation Date, (C) the aggregate amount of dividends that would accumulate on shares of each series of Preferred Shares outstanding from such first respective Dividend Payment Date therefor through the 49th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the seventh day of the Dividend Period commencing on such Dividend Payment Date) for a Seven-Day Dividend Period of shares of such series to commence on such Dividend Payment Date, assuming solely for purposes of the foregoing, that if by such Valuation Date the Remarketing Agent adjusts the Dividend Period pursuant to paragraph 3(b) of this Certificate of Designation, with respect to shares of such series, such Maximum Rate shall be the higher of (a) the Maximum Rate for the seventh day of a Seven-Day Dividend Period of shares of such series to commence on such Dividend Payment Date, and (b) the Maximum Rate for the first day of a Seven-Day Dividend Period of shares of such series to commence on such Dividend Payment Date, multiplied by the Volatility Factor applicable to the first day of a Seven-Day Dividend Period, or, in the event the Remarketing Agent, pursuant to paragraph 3(b) of this Certificate of Designation, with respect to shares of such series, adjusts a Dividend Period as to be more than 49 days, the Volatility Factor applicable to a Dividend Period of that length (plus the aggregate amount of dividends that would accumulate at the Maximum Rate or rates on any other Preferred Shares outstanding from such respective Dividend Payment Dates through the 49th day after such Valuation Date) (except that (1) if such Valuation Date occurs at a time when, pursuant to paragraph 3(g), the Fund did not deposit sufficient funds for the payment of declared dividends and such failure has not been cured, the dividend for purposes of calculation would accumulate at the current Dividend Rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (C) in respect of which the applicable Dividend Rate in effect immediately prior to such Dividend Payment Date will remain in effect, the dividend for purposes of calculation would accumulate at such applicable Dividend Rate in respect of those days), (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date, (E) the amount of any Gross-up Payment in respect of any Preferred Shares as of such Valuation Date, and (F) any current liabilities as of such Valuation Date to the extent not reflected in any of
(i)(A) through (i)(E) (including, without limitation, any payables for clearing securities transactions) less (ii) the value (I.E., for purposes of current Moody's guides, the face value of cash, short-term municipal securities rated "MIG-1", "VMIG-1" or "P-1", and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through (i)(F) become payable, otherwise the Moody's Adjusted Value, or for purposes of current Standard & Poor's guides, the face value of cash, short-term municipal securities rated "A-l+" or "SP-l+" and that mature or have a demand feature exercisable in 30 days or less, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through (i)(F) become payable, otherwise the Standard & Poor's Adjusted Value) of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (i)(A) through (i)(F).

Remarketing Agent shall mean at any time, the entity or entities appointed by the Fund to act on its behalf in establishing Dividend Rates and Dividend Periods for Preferred Shares and to act on behalf of beneficial owners in remarketing such Preferred Shares.

Remarketing Conditions shall mean the factors listed in paragraph 3(d) below.

Securitized Receivables shall mean securities secured by, or which represent undivided interests in, pools of retail automotive installment sales contracts or accounts receivable arising from credit card purchases, if such securities have a credit rating from Moody's of at least "Aa3" and from Standard & Poor's of at least "AAA"; provided that such securities are part of an issue with an outstanding aggregate balance at least equal to $250,000,000 and such securities have a weighted average life of less than or equal to ten years.

Seven-Day Dividend Period shall mean a Dividend Period of seven days; provided that if the seventh day of such period shall not be a day immediately preceding a Business Day, such Seven-Day Dividend Period shall end on the next day which immediately precedes a Business Day, and the subsequent Dividend Period (if a Seven-Day Dividend Period) shall be decreased by the number of days by which such Seven-Day Dividend Period was increased, subject to the requirement that such subsequent Seven-Day Dividend Period must end on a day immediately preceding a Business Day.

Short-Term Money Market Instruments shall mean the following types of financial instruments, provided that such instruments, on the date of purchase or other acquisition by the Fund, have remaining terms to maturity not in excess of 90 days from such date:

          (a) commercial paper that is rated at the time of the Fund's investment therein, or contractual commitment providing for such investment, at least "P-1" by Moody's and "A-l+" by Standard & Poor's, and is issued by an issuer whose long-term unsecured debt obligations are rated at least "Aa3" by Moody's;

          (b) demand or time deposits in certificates of deposits of, or bankers' acceptances issued by, (i) a depository institution or trust company incorporated under the laws of the United States or any state thereof or the District of Columbia, or (ii) a United States branch office or agency of a foreign depository institution or trust company (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia) if, in each case, the commercial paper, if any, and the long term unsecured debt obligations (other than such obligations the rating of which is based on the credit of or a person or entity other than such depository institution or trust company) of such depository institution or trust company at the time of the Fund's investment therein, or contractual commitment providing for such investment, have (i) credit ratings from Moody's of at least "P-1" and Standard & Poor's of at least "A-1+", in the case of commercial paper, and (ii) a credit rating from Moody's of at least "Aa3" and from Standard & Poor's of at least "AA-", in the case of long term, unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Fund, all of the foregoing requirements will be applicable, except that the required long term unsecured debt credit rating of such depository institution or trust company from Moody's need only be at least "A2"; and provided, further, however, that the foregoing credit rating requirements will be deemed to be met with respect to a depository institution or trust company if (x) such depository institution or trust company is the principal depository institution in a holding company system, (y) the commercial paper, if any, of such depository institution or trust company is not rated below "P-1" by Moody's or "A-1+" by Standard & Poor's and
     (z) the commercial paper, if any, and the long term, unsecured debt obligations of such holding company meet all of the foregoing credit rating requirements;

          (c) repurchase obligations with respect to any U.S. Treasury Ssecurity or any GNMA, FNMA or FHLMC Certificate entered into with a depository institution, trust company or securities dealer (acting as principal) which meets the credit rating requirements for long term unsecured debt obligations and commercial paper described in clause (b) above;

          (d) Eurodollar demand or time deposits in, or certificates of deposit of, the head office or a branch office of a depository institution or trust company, the commercial paper, if any, and the long term, unsecured debt obligations of such which meet all of the credit rating requirements specified in clause (b) above; provided that the interest receivable by the Fund on such investment is not subject to withholding or similar taxes.

Standard & Poor's shall mean Standard & Poor's Rating Services, Inc., a division of the McGraw-Hill Companies, Inc.

Standard & Poor's Adjusted Value shall have the meaning set forth in paragraph 7 the Market Value of a Standard & Poor's Eligible Security divided by the Standard & Poor's Eligible Security Discount Factors.

Standard & Poor's Eligible Municipal Securities shall have the meaning set forth in paragraph 7.

Standard & Poor's Municipal Security Discount Factors shall have the meaning set forth in paragraph 7.

Stock Register shall mean the register of the Fund identifying the Owners of the Preferred Shares, which may be maintained by the Paying Agent.

Taxable Allocation shall have the meaning set forth in paragraph 3.

Unit shall mean 20 or more Preferred Shares.

U.S. Treasury Securities shall mean interest bearing obligations issued and fully guaranteed as to principal and interest by the United States (but not its agencies or instrumentalities).

Valuation Date shall mean the date on which the Rating Agency Required Asset Coverage must be calculated, i.e. each Business Day.

Value shall have the meaning described in paragraph 7.

Volatility Factor shall mean, as of any Valuation Date, a multiplicative factor equal to 228% for Dividend Periods of lengths as described in paragraph 3.

3. Dividends. Dividends on each Preferred Share shall be cumulative from the Date of Original Issue and shall be payable in arrears, when, as and if declared by the Board of Trustees out of funds available therefor, at the rates, on the dates, for the periods and otherwise in the manner provided in this paragraph 3.

          (a) Initial Dividend Periods and Dividend Rates. The initial Dividend Period and the Dividend Rate and Dividend Payment Date therefor for each series of Preferred Shares shall be as set forth in a Certificate of Determination. The initial Dividend Period for each Preferred Share shall commence on the Date of Original Issue.

          (b) Subsequent Dividend Periods. Except as provided above with respect to the initial Dividend Period for each series of Preferred Shares and except as provided below with respect to a Seven-Day Dividend Period, Preferred Shares of a series shall have a 28-day Dividend Period subject to the following adjustments: (i) if a Dividend Period ends on a day which is not immediately preceding a Business Day, such Dividend Period shall end on the next day which immediately precedes a Business Day and the subsequent Dividend Period shall be decreased by the number of days by which such preceding Dividend Period was increased; (ii) with respect to a Dividend Period which is not a Seven-Day Dividend Period and which was immediately preceded by one or more Seven-Day Dividend Periods, such Dividend Period shall be decreased or increased by the smallest number of days, if any, necessary for such Dividend Period to end on the day such Dividend Period would have ended if it had not been preceded by one or more Seven-Day Dividend Periods; and (iii) the Remarketing Agent, in its discretion, may from time to time, subject to the requirements of (i) and (ii) above, adjust the normal 28-day Dividend Period for a series of Preferred Shares to a period not less than seven days nor more than 30 days to assist in the remarketing process and such Dividend Period shall, as soon as possible within the limits set forth herein, thereafter be adjusted so as to return to the normal 28-day Dividend Period ending on the day it would have ended had no adjustment been made.

          Each Dividend Period for each series of Preferred Shares during a Non-Payment Period in respect of a series of Preferred Shares shall be, automatically, a Seven-Day Period. If, for any reason, (i) the Remarketing Agent fails to establish a Dividend Rate for any series of Preferred Shares, (ii) there is no Remarketing Agent for the Preferred Shares, or
     (iii) a Preferred Share of a series is not remarketed at $5,000 on the day of its tender, all Preferred Shares of that series will have successive Seven-Day Dividend Periods until the next Dividend Period on the first day of which all Preferred Shares of that series tendered for remarketing have been remarketed. Upon giving of notice of redemption of any Preferred Share, each subsequent Dividend Period for such Preferred Share shall end on or prior to the day next preceding the redemption date therefor.

          (c) Subsequent Dividend Rates. Subsequent to its initial Dividend Period, (A) the Dividend Rate for each Preferred Share of a series during each Dividend Period in respect of such series which is not a Seven-Day Dividend Period shall be the Dividend Rate, which shall not exceed the Maximum Rate, established for such Dividend Period for such Preferred Share by the Remarketing Agent in the manner provided herein and (B) the Dividend Rate for each Preferred Share of a series during a Seven-Day Dividend Period which is not during a Non-Payment Period shall be the Maximum Rate and the Dividend Rate for each Preferred Share of a series during a Seven-Day Dividend Period which is during a Non-Payment Period shall be the Non-Payment Rate.

          (d) Determination of Dividend Periods and Rates for Remarketed Preferred Shares. Subject to clauses (a), (b) and (c) of this paragraph 3, the Remarketing Agent for each Preferred Share shall establish (i) a Dividend Period for Preferred Shares, Series A; Preferred Shares, Series B; Preferred Shares, Series C; Preferred Shares, Series D and Preferred Shares, Series E of 28 days, and (ii) that Dividend Rate (which shall not exceed the Maximum Rate) for each Dividend Period for each such series which it shall determine would be the rate, but no higher than the rate, which would permit all of the Preferred Shares of such series to be remarketed at $5,000 per Preferred Share. In establishing each Dividend Rate, the Remarketing Agent shall take into account the following factors ("Remarketing Conditions"): (i) short-term and long-term market rates and indices of such short-term and long-term rates, (ii) market supply and demand for short-term and long-term securities, (iii) yield curves for short-term and long-term securities comparable to the Preferred Shares,
     (iv) industry and financial conditions which may affect the Preferred Shares, (v) the number of Preferred Shares to be remarketed, (vi) the number of potential purchasers, (vii) if the Fund has notified the Remarketing Agent of its intent to allocate income taxable for Federal income tax purposes to the Preferred Shares prior to the determination of the Dividend Rate for that Dividend Period, the effect of any Federal income tax on the allocated income at the highest rate applicable to corporations or individuals, whichever is greater, and (viii) the Dividend Rate at which current and potential Owners would remain or become Owners.

          (e) Certificate of Determination. On each day on which any series of Preferred Shares shall begin a new Dividend Period, the Board of Trustees or its delegate shall approve the Dividend Period and the Dividend Rate therefor and a Certificate of Determination setting forth such Dividend Period and Dividend Rate shall be prepared and executed by a trustee, the president, any vice president, the treasurer, any assistant treasurer, the secretary or any assistant secretary of the Fund. In preparing a Certificate of Determination, the Dividend Period and the Dividend Rate of Preferred Shares of a series shall be as established by the Remarketing Agent.

          (f) Computation of Dividends. Each Dividend Rate shall be expressed as a percentage per annum. Dividends in respect of each series of Preferred Shares shall be payable on each Dividend Payment Date for such series of Preferred Shares, for the Dividend Period commencing on the Dividend Payment Date immediately preceding such Dividend Payment Date and ending on the day immediately preceding such Dividend Payment Date, in an amount equal to $5,000 multiplied by the Dividend Rate applicable to such Dividend Period for such series of Preferred Shares. Dividends shall be calculated on the basis of a year of 365/366 days for the actual number of days elapsed.

          (g) Payment of Dividends. (i) Current Dividends. Not later than 12:00 noon, New York City time on the Business Day immediately preceding each Dividend Payment Date for each series of Preferred Shares, the Fund, to the extent it shall have funds available therefor out of income earned on the Fund's investments, shall deposit with the Paying Agent sufficient funds for the payment of the dividend, if declared, on such series of Preferred Shares payable on such Dividend Payment Date, together with irrevocable instructions to the Paying Agent to apply such funds and the proceeds therefrom to the payment of such dividend on such Dividend Payment Date and, if the Stock Register shall not be maintained by the Paying Agent, together with instructions relating to the manner of payment and the addresses of the Owners to whom payment is to be made. Each such dividend shall be paid to the Owner of each Preferred Share of such series as of the close of business on the record date therefor, which shall be the fifth day preceding such Dividend Payment Date. Nevertheless, no dividends shall be declared or paid on any Dividend Payment Date for any series of Preferred Shares, unless full cumulative dividends on all Preferred Shares payable on all Dividend Payment Dates prior to or concurrent with such Dividend Payment Date shall have been or contemporaneously shall be declared and paid or funds for the payment thereof set apart with the Paying Agent. In addition, dividends on Preferred Shares will be designated as exempt-interest dividends up to the amount of tax-exempt income of the Fund for purposes of section 852 of the Code; provided, however, that to the extent required under the Code, the Fund shall designate such dividends as exempt-interest and capital gain dividends (with the amount not so designated to be treated as taxable income) in the amounts required under the Code. In addition, dividends on Preferred Shares will be designated as exempt-interest dividends up to the proportionate amount of tax-exempt income of the Fund allocable to the Preferred Shares for purposes of Section 852 of the Code; provided, however, that to the extent required under the Code, the Fund shall designate such dividends as exempt-interest and capital gain dividends (with the amount not so designated to be treated as taxable income) in the amounts required under the Code.

          (ii) Dividends in Arrears. Dividends in arrears for any past Dividend Period may be declared by the Board of Trustees and paid on any date fixed by the Board of Trustees, whether or not a regular Dividend Payment Date, to the Owners of Preferred Shares on the record date therefor, which shall not be more than 15 days before such Dividend Payment Date, as may be fixed by the Board of Trustees. If all dividends in arrears on all Preferred Shares have not been declared and paid, or funds for the payment thereof set apart, payment of dividends in arrears shall be made in order of Dividend Payment Dates, commencing with the earliest as provided below. If the amount of any such payment does not fully provide for all dividends in arrears, any such payment shall be applied in the manner described in the preceding sentence, and with respect to any Dividend Payment Date as to which all dividends in arrears are not to be paid, any partial payment shall be made pro rata with respect to all Preferred Shares entitled to a dividend payment as of such Dividend Payment Date in proportion to the aggregate amounts remaining due in respect of such Preferred Shares as of such Dividend Payment Date. No interest or sum of money in lieu of interest shall be payable in respect of any dividend payment which may be in arrears.

          (iii) Method of Payment. Dividends on the Preferred Shares will be paid to the Depository which will credit such dividends to the accounts of the Agent Members of the beneficial owners as of the Business Day immediately preceding the Dividend Payment Date. Payments will be made in accordance with the Depository's normal procedures.

          (h) Limitations. So long as any of the Preferred Shares shall remain outstanding, the Fund shall not declare, pay or set aside for payment any dividend or other distribution in respect of any of the Common Shares or purchase or otherwise acquire for consideration any Common Shares, unless full cumulative dividends on all Preferred Shares for all past Dividend Periods ended on or prior to the date of such action shall have been declared and paid or sufficient funds set aside for the payment thereof. Owners of Preferred Shares shall not be entitled to any dividends in excess of full cumulative dividends as provided in this paragraph 3 except as the Board may declare in order to preserve the Fund's status as a regulated investment company under the Code.

          (i) Gross-up Payments Holders of the Preferred Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Agreement and Declaration and applicable law, dividends in an amount equal to the aggregate Gross-up Payments as follows:

               (i) Periods of 28 Days or Less. If, in the case of any period less than 28 days, the Fund allocates any net capital gains or other income taxable for Federal income tax purposes to a dividend paid on Preferred Shares (a "Taxable Allocation") without having given advance notice thereof to the Remarketing Agent, as provided below, solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding Preferred Shares or the liquidation of the Fund, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Remarketing Agent and direct the Fund's dividend disbursing agent for the Preferred Shares to send such notice with a Gross-up Payment to each holder of such shares that was entitled to such dividend payment during such calendar year at such holder's address as the same appears or last appeared on the record books of the Fund.

               (ii) Periods Greater Than 28 Days. If, in the case of any period of more than 28 days, the Fund makes a Taxable Allocation to a dividend paid on Preferred Shares, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Remarketing Agent and direct the Fund's dividend disbursing agent for the Preferred Shares to send such notice with a Gross-up Payment to each holder of shares that was entitled to such dividend payment during such calendar year at such holder's address as the same appears or last appeared on the record books of the Fund.

               (iii) Internal Revenue Service Determination of Allocations The Fund shall not be required to make Gross-up Payments with respect to any net capital gains or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from that allocated by the Fund.

               (iv) Notification of Allocations. Whenever the Fund intends to include any net capital gain or other income taxable for Federal income tax purposes in any dividend on Preferred Shares, the Fund shall, in the case of a period of 28 days or less, and may, in the case of any other period greater than 28 days, notify the Remarketing Agent of the amount to be so included not later than the Dividend Payment Date next preceding the last day of the Dividend Period on which the Dividend Rate for such dividend is to be established ("Allocation Notice Date"). Whenever the Remarketing Agent receives such notice from the Fund, it will be required in turn to notify each broker-dealer that is participating in the remarketing process pursuant to a Broker-Dealer Agreement, who, on or prior to such Allocation Notice Date, in accordance with its Broker-Dealer Agreement, will be required to notify its beneficial owners and potential beneficial owners of Preferred Shares believed by it to be interested in purchasing Preferred Shares in the remarketing process.

4. Redemption.

          (a) Optional Redemption. To the extent permitted under the 1940 Act and Massachusetts law, any Preferred Share of a series may be redeemed with funds available therefor, at the option of the Fund, upon notice mailed by first class mail to its Owner no more than 60 and no less than 10 days prior to the date fixed for redemption. Such redemption may be made on the day following the last day of any Dividend Period for that series, at a price of $5,000 per share, plus an amount equal to accumulated dividends, whether or not such dividends have been declared. (i) Subject to the provisions of subparagraph (iv) of this paragraph (a), to the extent permitted under the 1940 Act and Massachusetts law and upon notice mailed by first class mail to its Owners no more than 60 and no less than 10 days prior to the date fixed for redemption, Preferred Shares of any series may be redeemed, at the option of the Fund, as a whole or from time to time in part, on the second Business Day preceding any Dividend Payment Date for shares of such series, out of funds legally available therefor, at a redemption price per share equal to the sum of $5,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; PROVIDED, HOWEVER, that

     (1) shares of a series may not be redeemed in part if after such partial redemption fewer than 2500 shares of such series remain outstanding; and (2) unless otherwise provided herein, Preferred Shares of a series are redeemable by the Fund during the Dividend Period thereof only on the second Business Day next preceding the last Dividend Payment Date for such Dividend Period.

          (ii) If fewer than all of the outstanding Preferred Shares are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of Preferred Shares of such series to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from holders of shares of such series in proportion to the number of shares of such series held by such holders.

          (iii) Subject to the provisions of subparagraph (iv) of this paragraph
     (a), shares of any series of Preferred Shares may be redeemed, at the option of the Fund, as a whole but not in part, out of funds legally available therefor, on the first day following any Dividend Period thereof at a redemption price per share equal to the sum of $5,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) to the date fixed for redemption.

          (iv) The Fund may not on any date mail a notice of redemption pursuant to paragraph (c)(i) of this paragraph 4 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date (a) the Fund has available deposit securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of Preferred Shared by reason of the redemption of such shares on such redemption date and (b) the Adjusted Value of Eligible Securities at least equal the Rating Agency Required Asset Coverage, and would at least equal the Rating Agency Required Asset Coverage immediately subsequent to such redemption if such redemption were to occur on such date.

          (b) Mandatory Redemption. If the Preferred Shares, Series A; Preferred Shares, Series B; Preferred Shares, Series C; Preferred Shares, Series D; and Preferred Shares, Series D are outstanding on the respective redemption dates set forth in paragraph 1 for each such series, then the Preferred Shares of such series shall be redeemed on such respective dates at a redemption price of $5,000 per share, in each case plus an amount equal to accumulated dividends, whether or not such dividends have been declared unless such date is extended for a series by vote of the Preferred Shares of such series. If the Rating Agency Required Asset Coverage is not met for eight consecutive Business Days or if the Fund fails to maintain the 1940 Act Asset Coverage and such failure is not cured in accordance with paragraph 6 on or before the 1940 Act Cure Date (each of such eighth consecutive Business Day and the 1940 Act Cure Date is herein referred to as a "Cure Date"), then the Fund shall (i) mail a notice of redemption to the Owners of the Preferred Shares and the Paying Agent on a date which is at least 10 days prior to the redemption date for the Preferred Shares, such redemption date being not later than the 30th day following such Cure Date (the "Mandatory Redemption Date"), and (ii) redeem on the Mandatory Redemption Date fixed in such notice, out of funds available therefor, at a redemption price equal to $5,000 per share, plus in each case an amount equal to accumulated dividends on such Preferred Shares (whether or not declared) to the Mandatory Redemption Date, the number of Preferred Shares equal to the lesser of (A) the minimum number of Preferred Shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on such Cure Date would, together with all other preferred shares of beneficial interest of the Fund subject to redemption, have caused the Rating Agency Required Asset Coverage or 1940 Act Asset Coverage, as the case may be, to have been met on such Cure Date and (B) the maximum number of Preferred Shares, together with any other preferred shares of beneficial interest of the Fund subject to redemption, that can be redeemed out of funds expected to be available therefor on such Mandatory Redemption Date. In determining the number of Preferred Shares of a series required to be redeemed in accordance with this paragraph 4(b), the Fund shall allocate the number of Preferred Shares required to be redeemed in order to meet the Rating Agency Required Asset Coverage or 1940 Act Asset Coverage pro rata among each series of Preferred Shares. Funds for the redemption of the number of Preferred Shares required to be redeemed pursuant to this paragraph 4(b) shall be deposited with Paying Agent by noon, New York City Time, on the Business Day immediately following the Cure Date. If the Fund does not have funds available for the redemption on the Mandatory Redemption Date of all the Preferred Shares to be redeemed pursuant to paragraph 4(b)(ii)(A) or if the Fund is otherwise unable to effect such redemption on or prior to 30 days after such Cure Date, the Fund shall redeem those Preferred Shares which it was unable to redeem on the earliest practicable date next following the day on which the Fund shall first have funds available for the redemption of such Preferred Shares as shall be specified on like notice of redemption delivered to the Owners and the Paying Agent. Notwithstanding the fact that the Fund shall not have redeemed the full number of Preferred Shares required to restore the Rating Agency Required Asset Coverage or the 1940 Act

     Asset Coverage as contemplated above, dividends shall be declared and paid on the outstanding Preferred Shares.

          (c) Restrictions on Redemption of Preferred Shares. Notwithstanding the provisions of this paragraph 4, Preferred Shares may not be redeemed, other than in whole, unless, at the redemption date all accumulated dividends on the outstanding Preferred Shares for all Dividend Periods ending on or prior to such redemption date, shall have been or, contemporaneously are being paid, or sufficient funds for the payment thereof shall have been or, contemporaneously are being deposited with the Paying Agent.

          (d) Redemption Procedure. (i) Notice. Notice of redemption of Preferred Shares shall be addressed to the Owners thereof at their addresses appearing on the Stock Register and mailed within the time periods specified in paragraph 4(a) and 4(b) above by first class mail, postage prepaid. The Fund shall provide the Paying Agent with written notice of the redemption and the information contained in the notice of redemption at least one day prior to the date the notice of redemption is mailed to the Owners of the Preferred Shares. For purposes of the calculation of the date of redemption and the dates on which notices are given pursuant to this paragraph 4(d), a notice of redemption shall be deemed to be given on the day such notice is first so mailed. Each such notice shall set forth (A) the redemption date, (B) the number quantity, series designation and CUSIP number identity of the Preferred Shares to be redeemed, (C) the redemption price (specifying the amount of accumulated dividends to be included therein), (D) that dividends on the Preferred Shares to be redeemed will cease to accumulate on such redemption date, (E) the provision of this resolution under which redemption shall be made, and
     (F) the place or places where Owners may surrender their Preferred Shares and obtain payment of the redemption price. No defect in any notice of redemption or in the mailing thereof shall affect the validity of the redemption proceedings of Preferred Shares as to which no defect shall have occurred. In the event the Fund obtains appropriate exemptive or no-action relief from the staff of the Securities and Exchange Commission, the number of days notice required for a mandatory redemption may be reduced to such number of days as the Board of Trustees shall determine if Standard & Poor's and Moody's each has agreed or if both such Rating Agencies are not then rating the Preferred Shares, the one which has agreed, that the revised notice provision would not adversely affect its then current rating of the Preferred Shares.

          (ii) Selection of Preferred Shares. If fewer than all of the outstanding Preferred Shares are to be redeemed on any date, the Preferred Shares to be redeemed shall be selected by the Fund or its agents by lot or such other method as the Board shall determine to be fair and equitable, subject to paragraph (c)(ii) above and, in the case of a Mandatory Redemption, the requirement that Preferred Shares must be redeemed pro rata among all series. In the case of a redemption under paragraph 4(a) above, the Fund may apply the aforementioned procedures to one series of Preferred Shares rather than across the entire class of Preferred Shares.


          (iii) Deposit of Funds. Not later than 12:00 noon, New York City time, on the date on which notice is given pursuant to paragraph 4(a) above (or any such date as may be required pursuant to mandatory redemption as set forth in paragraph 4(b) above), the Fund shall deposit with the Paying Agent funds sufficient to redeem the Preferred Shares to be redeemed on such date and shall give to the Paying Agent irrevocable instructions and authority to apply such funds and the proceeds therefrom to the payment of the redemption price, plus accumulated dividends, whether or not earned or declared, upon surrender of such Preferred Shares. Not later than 12:00 noon, New York City time, on the 30th day prior to the date on which the Preferred Shares of a series are scheduled for redemption under paragraph 1 the Fund shall deposit with the Paying Agent (i) cash or (ii) municipal securities which are rated at least "A-1+" by Standard & Poor's and which mature on or before the date such Preferred Shares are to be redeemed in an amount which is sufficient to redeem the Preferred Shares to be redeemed on such date and shall give the Paying Agent irrevocable instructions and authority to apply such funds and the proceeds therefrom to the payment of the redemption price, plus accumulated dividends, whether or not declared, upon surrender of such Preferred Shares. Upon the failure of the Fund to deposit such funds cash or securities, the Fund will immediately liquidate portfolio securities in an amount which will enable it to make such deposits and will deposit the proceeds of such sales in accordance with this paragraph. Neither the Preferred Shares to be redeemed nor the funds so deposited with the Paying Agent shall be included in or reflected in any calculation of Rating Agency Required Asset Coverage as of an Evaluation Valuation Date occurring on or subsequent to the date of such deposit.


          (iv) Effect of Deposit. If notice of redemption shall have been given, upon the irrevocable deposit of funds sufficient to effect such redemption, all rights of the Owners of the Preferred Shares so called for redemption shall cease, except the right of such Owners to receive the redemption price, plus accumulated dividends, whether or not earned or declared, but without interest, and such Preferred Shares shall no longer be deemed to be outstanding for any purpose. The Fund shall be entitled to receive, from time to time from the Paying Agent the interest, if any, earned on such funds deposited with the Paying Agent; and the Owners of the Preferred Shares so redeemed shall have no claim to any such interest. Any funds so deposited which shall be unclaimed at the end of one year from such redemption date shall be paid by the Paying Agent to the Fund upon its request. Thereupon, the Paying Agent shall be relieved of all responsibility to the Owners of such Preferred Shares; and such Owners shall look only to the Fund for payment.

          (e) Purchase of the Preferred Shares. Nothing contained in this resolution shall limit any ability which the Fund may otherwise have to purchase or otherwise acquire any Preferred Shares at any price so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on any Preferred Shares and the Rating Agency Required Asset Coverage and 1940 Act Asset Coverage are met, after giving effect to such purchase or acquisition, on the date thereof. Not later than the close of business on the date of such acquisition, the Fund shall deliver to the Paying Agent a Certificate of Rating Agency Required Asset Coverage demonstrating compliance with this paragraph 4(e), with the mathematical accuracy of any calculations set forth in such Certificate of Rating Agency Required Asset Coverage confirmed in writing by the Fund's independent certified public accountants.

          (f) Status of Redeemed or Purchased Preferred Shares. Any Preferred Shares at any time purchased, redeemed or otherwise acquired by the Fund shall become treasury shares and may be reissued by the Fund.

5. Voting Rights.

          (a) General. (i) In addition to any voting rights granted to the Preferred Shares pursuant to the 1940 Act, Owners of the Preferred Shares shall be entitled to one vote for each Preferred Share held on each matter submitted to a vote of shareholders of the Fund and, except as otherwise provided in the Agreement and Declaration or by law, the holders of Preferred Shares, including any other preferred shares of beneficial interest of the Fund, and of Common Shares shall vote together as a single class; provided that (A)(i) at any meeting of the shareholders of the Fund held for the election of trustees the holders of a plurality of the outstanding Preferred Shares and any other preferred shares of beneficial interest of the Fund, represented in person or by proxy at said meeting shall be entitled as a class, to the exclusion of the holders of all other securities and classes of beneficial interests of the Fund, to elect two trustees of the Fund, each Preferred Share and any other preferred shares of beneficial interest of the Fund entitling the holder thereof to one vote (ii) at any meeting of the shareholders of the Fund held for the extension of the stated mandatory redemption date for Preferred Shares, Series A; Preferred Shares, Series B; Preferred Shares, Series C; Preferred Shares, Series D or Preferred Shares, Series E, the holders of Preferred Shares of the series affected by such extension, represented in person or by proxy at said meeting, shall be entitled as a class, to the exclusion of the holders of all other Preferred Shares and other shares of beneficial interest of the Fund, to extend the stated mandatory redemption date for such series to a later date, each Preferred Share of such series entitling the holder thereof to one vote, (B)(ii) at any meeting of the shareholders of the Fund held for the purpose of increasing or decreasing the number of Preferred Shares of a previously designated series authorized to be issued, the holders of Preferred Shares of the series affected by such increase or decrease, represented in person or by proxy at such meeting, shall be entitled as a class, to the exclusion of the holders of all other Preferred Shares and other shares of beneficial interest of the Fund, to vote with respect to such increase or decrease, each Preferred Share of such series entitling the holder thereof to one vote, (C)(iii) at any meeting of the shareholders of the Fund held to amend, alter or repeal any of the preferences, rights or powers of the Preferred Shares, or any series thereof or increase or decrease the number of Preferred Shares authorized to be issued, the holders of the Preferred Shares, or series of shares, as the case may be, represented in person or by proxy at said meeting shall be entitled as a class, to the exclusion of the holders of all other shares of beneficial interest of the Fund, to vote on such preferences, rights or powers or increase or decrease in the number of the Preferred Shares or series thereof authorized to be issued, and (D)(iv) at any meeting of the shareholders of the Fund held to approve any plan of reorganization affecting the Preferred Shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, the holders of the Preferred Shares and any other preferred shares of beneficial interest of the Fund represented in person or by proxy at said meeting shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of beneficial interest of the Fund to vote on such plan of reorganization or action requiring a vote of security holders under Section 13(a) of the 1940 Act, and (E) except as otherwise provided in the Agreement and Declaration or by law, the holders of Preferred Shares of each individual series, as a separate series, shall vote, to the exclusion of the holders of all other series of Preferred Shares, as a single class on those matters that materially affect that series in a manner different from that of other series or classes of the Fund's shares. Nothing in this section shall be interpreted to restrict the ability of the Trustees, without shareholder approval, to establish and designate additional series of preferred shares, consistent with the terms of the Agreement and Declaration and applicable law provided however, that for so long as any Preferred Shares are outstanding and Moody's or Standard & Poor's, or both, are rating such shares, the Fund will not issue any additional shares of any class or series of preferred shares ranking on a parity with the Preferred Shares with respect to the payments of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, unless it has received written confirmation from Moody's or Standard & Poor's, or both, as appropriate, that any such action would not impair the ratings then assigned by such rating agency to the Preferred Shares. If Moody's or Standard & Poor's is not then rating the Preferred Shares, the Fund will not issue any additional shares of any class or series of preferred shares ranking on a parity with the Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, if the aggregate liquidation preference of all Preferred Shares of the Fund outstanding after any such issuance, exclusive of accumulated and unpaid dividends, exceeds $265,000,000. Subject to paragraph 5(b) hereof, the holders of a plurality of the outstanding Common Shares and Preferred Shares and any other preferred shares of beneficial interest of the Fund, voting together as a single class, shall elect the balance of the trustees.



          (ii) So long as any Preferred Shares are outstanding, the Fund may not, without the affirmative vote of the holders of at least 66 2/3% of the Preferred Shares outstanding at the time, in person or by proxy, in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.


          (b) Right to Elect Majority of Board of Trustees. During any period in which any one or more of the conditions described below shall exist (such period being referred to herein as a "Voting Period"), the number of trustees constituting the Board shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares and any other preferred shares of beneficial interest of the Fund, would constitute a majority of the Board as so increased by such smallest number; and the holders of Preferred Shares and any other preferred shares of beneficial interest of the Fund, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of beneficial interest of the Fund), to elect such additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

               (i) if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared, and whether or not funds are then available in an amount sufficient therefor) on any of the outstanding Preferred Shares equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Paying Agent for the payment of such accumulated dividends; or

               (ii) if at any time holders of any other preferred shares of beneficial interest of the Fund are entitled to elect a majority of the trustees of the Trust.

               Upon the termination of a Voting Period, which, in the case of paragraph 5(b)(i), shall be the date on which all dividends in arrears shall have been paid or deposited with the Paying Agent the voting rights described in this paragraph 5(b) shall cease subject always, however, to the revesting of such voting rights in the Owners upon the further occurrence of any of the events described in this paragraph 5(b).

          (c) Voting Procedures. (i) As soon as practicable after the accrual of any right of the Owners of Preferred Shares to elect additional trustees as described in paragraph 5(b) above, the Fund shall notify the Paying Agent and the Paying Agent shall distribute the call of a special meeting of the Owners, by mailing a notice of such special meeting to such Owners; such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Fund fails to send such notice to the Paying Agent or if the Paying Agent does not distribute such call of the special meeting, it may be called by the Owners of 25% of the Preferred Shares and any other preferred shares of beneficial interest of the Fund entitled to vote on the matter on like notice. The record date for determining the Owners entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting held during a Voting Period, such Owners and the holders of any other preferred shares of beneficial interest of the Fund, voting together as a class (to the exclusion of the holders of all other securities and classes of beneficial interests of the Fund), shall be entitled to elect the number of trustees prescribed in paragraph 5(b) above on a one-vote-per-share basis. At any such meeting or adjournment thereof in the absence of a quorum, a majority of such Owners and the holders of any other preferred shares of beneficial interest of the Fund, present in person or any proxy shall have the power to adjourn the meeting without notices, other than an announcement at the meeting, until a quorum is present.

          (ii) For purposes of determining any rights of the Owners to vote on any matter, whether such right is created by this resolution, by any other provisions of the Agreement and Declaration, by the 1940 Act or another statute or otherwise, no Owner shall be entitled to vote and no Preferred Share shall be deemed to be "outstanding" for the purpose of voting or determining the number of Preferred Shares required to constitute a quorum if, prior to or concurrently with the time of determination of Preferred Shares entitled to vote or Preferred Shares deemed outstanding for quorum purposes, as the case may be sufficient funds for the redemption of such Preferred Shares have been deposited in trust with the Paying Agent for that purpose and the requisite notice of redemption with respect to such Preferred Shares shall have been given as provided in paragraph 4(d)(i). No Preferred Share held by the Fund shall have any voting rights or be deemed to be outstanding for voting purposes.

          (iii) The terms of office of all persons who are trustees of the Fund at the time of a Special Meeting of Owners and holders of other preferred shares of beneficial interest of the Fund to elect trustees shall continue, notwithstanding the election at such meeting by the Owners and such other holders of the number of trustees that they are entitled to elect, and the persons so elected by such Owners and such other holders, together with the two incumbent trustees elected by the Owners and such other holders of preferred shares of beneficial interest of the Fund and the remaining incumbent trustees elected by the holders of the Common Shares and the Preferred Shares and other preferred shares of beneficial interest of the Trust, shall constitute the duly elected trustees of the Trust.

          (iv) Simultaneously with the expiration of a Voting Period, the terms of office of the additional trustees elected by the Owners and holders of other preferred shares of beneficial interest of the Fund pursuant to paragraph 5(b) above shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Owners and such other holders to elect additional trustees pursuant to paragraph 5(b) above shall cease.

          (d) Exclusive Remedy. Unless otherwise required by law, the Owners shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. The Owners of Preferred Shares shall have no preemptive rights or rights to cumulative voting. In the event that the Fund fails to pay any dividends on the Preferred Shares, the exclusive remedy of the Owners shall be the right to vote for trustees pursuant to the provisions of this paragraph 5. In no event shall the Owners have any right to sue for, or bring a proceeding with respect to, such dividends or redemptions or damages for the failure to receive the same.

6. Asset Coverage and Dividend Coverage.

          (a) The Fund shall maintain, as of the last Business Day of each month in which any Preferred Share is outstanding, assets at least equal to the 1940 Act Asset Coverage.


          (b) To meet the Rating Agency Required Asset Coverage tThe Fund shall maintain Rating Agency Required Assets assets with a Value (as calculated under paragraph 7(c)) at least equal to the Rating Agency Required Asset Coverage. that is sufficient to cover the aggregate liquidation preference of the outstanding Preferred Shares ("Rating Agency Required Assets"). The Rating Agency Required Asset Coverage must be calculated and met on each Evaluation Valuation Date. It will be met if the Fund owns Rating Agency Required Assets with a Rating Agency Value equal to or greater than the product of (i) the total number of Preferred Shares then outstanding and
     (ii) $5,000.


          (c) On each Evaluation Valuation Date, the Fund shall calculate and determine pursuant to the procedures set forth herein: (i) the Market Value of each Rating Agency Required Asset owned by the Fund on that date, (ii) the Adjusted Value of each such Rating Agency Required Asset, (iii) the aggregate Adjusted Value of all such Rating Agency Required Assets, (iv) the Value of all such Rating Agency Required Assets, and (v) whether the Rating Agency Required Asset Coverage is met as of that date, (vi) the Rating Agency Dividend Coverage Assets owned by the Fund on that date,
     (vii) the Rating Agency Dividend Coverage amount on that date, and (viii) whether the Rating Agency Dividend Coverage is met as of that date,. Each such calculation shall be set forth in a certificate (the "Certificate of Rating Agency Required Asset Coverage"), which must be delivered to the Paying Agent not later than the close of business an the fifth Business Day following the Date of Original Issue and not later than the close of business on the third Business Day following (i)(A) any Evaluation Valuation Date on which the Rating Agency Required Asset Coverage or Rating Agency Dividend Coverage is not met, (ii)(B) any time the Fund's Standard & Poor's Adjusted Value fails to exceed the Rating Agency Required

     Asset Coverage by 5% or more, (iii)(C) the first Evaluation Valuation Date succeeding any Evaluation Valuation Date referred to in clause (i)(A) above on which the Rating Agency Required Asset Coverage and Rating Agency Dividend Coverage are is met, and (iii)(D) the last Evaluation Valuation Date of each month, (E) any redemption by the Fund of its Common Shares, and (F) any request by Standard & Poor's. So long as Standard & Poor's or Moody's is rating the Preferred Shares, a Certificate of Rating Agency Required Asset Coverage shall be delivered to Standard & Poor's (if Standard & Poor's is rating the Preferred Shares) and Moody's (if Moody's is rating the Preferred Shares) not later than the close of business on the fifth Business Day following the Date of Original Issue and the third Business Day following an Evaluation Valuation Date specified in (A) (i) or
     (B) (ii) above. Failure to deliver a Certificate of Rating Agency Required Asset Coverage shall be deemed to be delivery of a Certificate of Rating Agency Required Asset Coverage indicating that the Fund does not own assets with a Value equal to the Rating Agency Required Asset Coverage.

          The definitions of and methods of calculation of "Market Value," "Adjusted Value," "Value", "Rating Agency Required Assets", and "Rating Agency Required Asset Coverage," "Rating Agency Dividend Coverage Assets" and "Rating Agency Dividend Coverage" may be changed from time to time by the Fund without shareholder approval, but only in the event the Fund receives written confirmation from Standard & Poor's and Moody's, or if both such Rating Agencies are not then rating the Preferred Shares, the one which is, that any such change would not impair the ratings then assigned to the Preferred Shares. To the extent these definitions and methods of calculation are changed by Moody's or Standard & Poor's in a manner that would impair the ratings then assigned to the Preferred Shares if the Fund failed to take action to meet such revised definitions and methods of calculation, the Fund will take such action as is necessary to comply with such revised definitions and methods of calculation so as to maintain the then current rating on the Preferred Shares or will redeem the then outstanding Preferred Shares.

          (d) In connection with the Certificates of Rating Agency Required Asset Coverage to be given with respect to (A) the Date of Original Issue, and(B) the last Evaluation Valuation Date of each fiscal quarter of the Fund, and (C) a randomly selected date within each fiscal quarter, the Fund's independent public accountants will deliver to the Paying Agent and to Standard & Poor's (if Standard & Poor's is rating the Preferred Shares) and Moody's (if Moody's is rating the Preferred Shares) a written communication

     ("Ratings Agency Accountant's Confirmation") confirming (i) the mathematical accuracy of the calculations reflected in such Certificate,
     (ii) that the method used by the Fund in determining whether or not the Rating Agency Required Asset Coverage and Rating Agency Dividend Coverage were was met is in accordance with the applicable requirements of the Certificate of Designation for Preferred Shares, (iii) that the price quotations used by the Fund in such determination conform to the written price quotations obtained by the Fund from the pricing services utilized by the Fund, and (iv) that the assets listed as Rating Agency Required Assets and Rating Agency Dividend Coverage Assets in such Certificate, including Escrowed Bonds and any economic defeasance thereof, conform to the description of Rating Agency Required Assets herein. or Rating Agency Dividend Coverage Assets, as the case may be, herein (the "Rating Agency Accountants' Conformation. The Fund will cause the Rating Agency Accountants' Confirmation to be delivered to the Paying Agent by the close of business on the fifth tenth Business Day following the Date of Original Issue and by the close of business on the fifth tenth Business Day following each such Evaluation Valuation Date of each fiscal quarter of the Fund. If any Rating Agency Accountants' Confirmation differs from the Fund's Certificate of Rating Agency Required Asset Coverage, the Rating Agency Accountants' Confirmation will control and the Fund will notify Standard & Poor's (if Standard & Poor's is rating the Preferred Shares) and Moody's (if Moody's is rating the Preferred Shares) of such difference.


          (e) If the Rating Agency Required Asset Coverage is not met as required, the Fund may (i) purchase or otherwise acquire additional Rating Agency Required Assets , (ii) sell all or a portion of its Rating Agency Required Assets at a price which is higher than the Adjusted Value of such Rating Agency Required Assets, (iii) liquidate all or a portion of its municipal securities options or financial futures contracts or related options contracts, if any, or (iv) purchase Preferred Shares, or effect any combination of these transactions, so that the Rating Agency Required Asset Coverage will be met.

          (f) In addition, for so long as Standard & Poor's is rating the Preferred Shares, the Rating Agency Dividend Coverage must be met as of each Evaluation Date and will be met if the Fund owns Rating Agency Dividend Coverage Assets with an aggregate Adjusted Value equal to or greater than the full amount of dividends on the Preferred Shares which will be due and payable on the next succeeding Dividend Payment Date. If the Rating Agency Dividend Coverage is not met as of an Evaluation Date, the Fund may

     (i) liquidate Rating Agency Required Assets Rating Agency Required Assets to purchase or acquire sufficient Rating Agency Dividend Coverage Assets,
     (ii) liquidate all or a portion of its municipal securities options or financial futures contracts or related options contracts, if any, or (iii) otherwise acquire Rating Agency Dividend Coverage Assets, or effect any combination of these transactions, so that the Rating Agency Dividend Coverage will be met.

          (f) (g) If a Rating Agency Accountants' Confirmation has been delivered to the Paying Agent with respect to an Evaluation Valuation Date on which the Rating Agency Required Asset Coverage or Rating Agency Dividend Coverage was not met, the Fund shall cause a Rating Agency Accountants' Confirmation, in respect of the next Evaluation Valuation Date on which the Rating Agency Required Asset Coverage and the Rating Agency Dividend Coverage are is met, to be delivered to the Paying Agent by the fifth Business Day following such next Evaluation Valuation Date.

          (g) The Fund may use cash or proceeds generated from sales of assets owned by the Fund to purchase or redeem Preferred Shares.

7. Calculations of Coverage.

          (a) Calculation I. (i) The Market Value of eEach Eligible Municipal Security's Market Value shall be calculated on each Valuation Date. shall be computed by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics; (ii) The Market Value of each Rating Agency Required Asset other than Eligible Municipal Securities shall be computed as follows:

               (A) cash shall be valued at face amount;

               (B) demand and time deposits, next-day federal funds and next-day repurchase agreements shall be valued at face amount plus accrued interest, if any, to the date of valuation; and

               (C) the aggregate outstanding principal balances of the mortgage loans evidenced by each FNMA, FHLMC and GNMA Certificate and each Qualifying Mortgage Pass-Through Certificate (as shown on the most recent report related to such certificates received by the Fund prior to the applicable date of valuation) and the principal amount of each CMO, Securitized Receivable, Short-Term Money Market Instrument (except for those described in clause (b) above), Certificate of Deposit and U.S. Treasury Security will be multiplied by the lower of the bid prices, as of the close of business on the Business Day next preceding the applicable date of valuation, as quoted in writing to the Fund by two nationally recognized securities dealers selected by the Fund and making a market in such securities at the time (provided that (1) if only one of such bid prices is available, except in the case of Qualifying Mortgage Pass-Through Certificates and CMOs, then the calculation shall be based both on the one such bid price that is available and the price for the Business Day next preceding the applicable date of valuation published in either The Wall Street Journal or The New York Times, provided that Moody's, if Moody's is then rating the Preferred Shares, shall have advised the Fund in writing that its then-current rating of the Preferred Shares would not be affected if the calculation were based on such price published in either The Wall Street Journal or The New York Times or (2) if no such bid price is available or in the case of Qualifying Mortgage Pass-Through Certificates and CMOs, then the calculations shall be based upon such price or prices as are obtained from alternative sources as the Fund in good faith deems to be reliable, provided that each of Moody's and Standard & Poor's or, if both such Rating Agencies are not then rating the Preferred Shares the one which is, shall have advised the Fund in writing that its then-current rating of the Preferred Shares would not be adversely affected if the calculation were based on such price or prices obtained from such alternative sources), and accrued interest, if any, on such security shall be added thereto; and

               (C) the Market Value of any Other Securities constituting Rating Agency Required Assets shall be calculated on each Valuation Date.
          (D)if Other Securities become includible in Rating Agency Required Assets, the calculation of Market Value of such Other Securities shall be determined in accordance with such procedures as shall be established by the Board of Trustees (and set forth in a certificate signed by an officer of the Fund, filed with the records of the Fund and available for inspection by the shareholders of the Fund), provided that each of Moody's and Standard & Poor's, or, if both such rating services are not then rating the Preferred Shares, the one which is, shall have advised the Fund in writing that its then-current rating of the Preferred Shares would not be adversely affected if such procedures were established by the Board of Trustees.

     The calculation of Market Value may be made on bases other than those set forth herein above determined in accordance with procedures established by the Board of Trustees (and set forth in a certificate signed by an officer of the Fund, filed with the records of the

     Fund and available for inspection by the shareholders of the Fund) if Moody's and Standard & Poor's have advised or, if both of such Rating Agencies are not then rating the Preferred Shares, the one which is, has advised the Fund in writing that the alternative calculation of Market Value would not, or that a failure to use the alternative calculation would, adversely affect their respective then-current ratings of the Preferred Shares.

          (b) Calculation II. The Adjusted Value of Eligible Municipal Securities shall be the lesser of the Standard & Poor's Adjusted Value and the Moody's Adjusted Value, determined as follows.


               (i) Standard & Poor's "AAA" Rating Guidelines ("Standard & Poor's Adjusted Value"). The Standard & Poor's Adjusted Value of a Standard and Poor's Eligible Security (a each municipal security eligible for consideration under Standard & Poor's guidelines in effect as of the date of this Certificate of Designation), for Preferred Shares ("Standard & Poor's Eligible Municipal Securities") shall be the Market Value of such Standard & Poor's Eligible Municipal Security divided by 155% for an "AAA" rated Standard & Poor's Eligible Municipal Security, 160% for an "AA" rated Standard & Poor's Eligible Municipal Security, 175% for an "A" rated Standard & Poor's Eligible Municipal Security, and 215% for a "BBB" rated Standard & Poor's Eligible Municipal Security and 220% for an unrated Standard & Poor's Eligible Security ("Standard & Poor's Municipal Security Discount Factors").


               Notwithstanding the foregoing, the Standard & Poor's Municipal Security Discount Factor for short-term Standard & Poor's Eligible Municipal Securities shall be 115%, so long as such Standard & Poor's Eligible Municipal Securities are rated "A-l+" or "SP-l+" by Standard & Poor's and mature or have a demand feature exercisable in 30 days or less, or 120% so long as such Standard & Poor's Eligible Securities are rated "A-1" or "SP-1" by Standard Poor's and mature or have a demand feature exercisable in 30 days or less, or 125% if such Standard & Poor's Municipal Securities are not rated by Standard & Poor's but are rated "VMIG-l", "P-1" or "MIG-1" by Moody's; provided, however, that if such Standard & Poor's Eligible Municipal Securities are backed by any letter of credit, liquidity facility or guarantee from a bank or other financial institution, such bank or institution must have a short-term rating of at least "A-l+" from Standard & Poor's; and further provided that such Moody's-rated short-term Standard & Poor's Eligible Municipal Securities may comprise no more than 50% of short-term Standard & Poor's Eligible Municipal Securities.

               For purposes of determining "Standard & Poor's Eligible Securities", Tthe Standard & Poor's guidelines impose certain minimum issue size, issuer, geographical diversification and other requirements for purposes of determining Standard & Poor's Eligible Municipal Securities (other than short-term Standard & Poor's Eligible Municipal Securities):

          (A) In order to be considered Standard & Poor's Eligible Municipal Securities, municipal securities must:

               (1) Be interest bearing and pay interest at least semiannually;

               (2) Be payable in U.S. dollars;


               (3) Be Publicly rated "BBB" or higher by Standard & Poor's or, if not rated by Standard & Poor's but rated by another Nationally Recognized Statistical Rating Organization ("NRSRO")Moody's, be rated the equivalent of at least "A" by an NRSRO Moody's; provided that such NRSRO Moody's-rated municipal securities will be included in Standard & Poor's Eligible Municipal Securities only to the extent the fair market value of such municipal securities does not, when aggregated with any unrated securities, not exceed 50% of the aggregate fair market value of all Standard & Poor's Eligible Municipal Securities. For purposes of determining the Standard & Poor's Municipal Security Discount Factors applicable to such NRSRO Moody's-rated municipal securities, any such municipal security will be deemed to have a Standard & Poor's rating which is one full rating category lower than its NRSRO Moody's rating;


               (4) Not have been issued in a private placement (excluding Escrowed Bonds and Inverse Floaters); and

               (5) Be part of an issue with an original issue size, of at least $20 million or, if of an issue with an original issue size below $20 million but at least $10 million, be issued by an issuer with a total of at least $50 million of municipal securities outstanding.

          (B) Municipal securities, as that term is used in the Fund's registration statement on Form N-2 on file with the Securities and Exchange Commission, as such registration statement may be amended from time to time, of any one issuer or guarantor (excluding bond insurers) shall be considered Standard & Poor's Eligible

     Municipal Securities only to the extent the Market Value of such municipal securities does not exceed 10% of the aggregate Market Value of the Standard & Poor's Eligible Municipal Securities (excluding short-term Standard & Poor's Eligible Municipal Securities), provided that 2% is added to the applicable Standard & Poor's Security Discount Factor for every 1% by which the Market Value of such municipal securities exceed 5% of the aggregate Market Value of the Standard & Poor's Eligible Municipal Securities (excluding short-term Standard & Poor's Eligible Municipal Securities). In the case of securities not so rated, any one issuer or guarantor (excluding bond insurers) shall be considered Standard & Poor's Eligible Securities only to the extent the Market Value of such securities does not exceed 5% of the aggregate market value of the Standard & Poor's Eligible Securities (excluding short-term Standard & Poor's Eligible Securities). The percentage limits stated above do not apply to Escrowed Bonds.

          (C) Municipal securities issued by issuers in any one state or territory shall be considered Standard & Poor's Eligible MunicipalSecurities only to the extent the Market Value of such municipal securities does not exceed 2520% of the aggregate Market Value of the Standard & Poor's Eligible Municipal Securities (excluding short-term Standard & Poor's Eligible Municipal Securities). The percentage limits stated above do not apply to Escrowed Bonds.

          (D) Certain securities involved in hedging transactions as described in subparagraph (d) of this paragraph 7 shall be considered Standard & Poor's Eligible Securities.

          (E) Inverse Floaters, as defined herein, shall be considered Standard & Poor's Eligible Securities.


               (ii) Moody's "aaa" Rating Guidelines. The Moody's Adjusted Value of each municipal security eligible for consideration under Moody's guidelines in effect as of the date of this Certificate of Designation for Preferred Shares ("Moody's Eligible Municipal Securityies") shall be the Market Value of such Moody's Eligible Municipal Security divided by 151% for an "Aaa" rated Moody's Eligible Municipal Security, 159% for an "Aa" rated Moody's Eligible Municipal Security, 168% for an "A" rated Moody's Eligible Municipal Security, 202 173% for a "Baa" rated Moody's Eligible Municipal Security, and 229 187% for a municipal security not rated by Moody's but rated "BBB-" by Standard & Poor's, and 225% for a municipal security not rated by Moody's or by Standard & Poor's (Moody's Municipal Security Discount Factors").

               Notwithstanding the foregoing, the Moody's Municipal Security Discount Factor for short-term Moody's Eligible Municipal Securities shall be 115%, so long as such Moody's Eligible Municipal Securities are rated at least "MIG-1", "VMIG-1" or "P-1" by Moody's or "A-1+/AA" or "SP-1/AA" by Standard & Poor's and mature or have a demand feature at par exercisable in 30 days or less.

               The following limitations shall determine the maximum portion of the Fund's Eligible Municipal Securities which may be Moody's Eligible Municipal Securities:

                                        MAXIMUM %          MAXIMUM %
                 ELIGIBLE              WITH ANY ONE       ISSUED BY OR
              SECURITIES WITH           UNDERLYING       WITHIN ANY ONE
                RATING OF:               OBLIGOR       STATE OR TERRITORY
              ---------------          ------------    ------------------
        Aaa........................        100                100
        Aa.........................         20                 60
        A..........................         10                 40
        Baa........................          6                 20
        Other*.....................          4                 12

---------------
          * Municipal Securities not rated by Moody's but rated "BBB-" or higher by Standard & Poor's.

               Municipal Securities constituting Moody's Eligible Municipal Securities shall pay interest in cash, shall be publicly rated "Baa" or higher by Moody's or, if not rated by Moody's but rated by Standard & Poor's, shall be rated at least "BBB-" by Standard & Poor's, shall not have suspended ratings and be part of an issue with an original issue size of at least $10 million. For purposes of determining the Moody's Security Discount Factors applicable to such Standard & Poor's rated Moody's Eligible Municipal Securities, any such municipal security (excluding short-term municipal securities) shall be deemed to have a Moody's rating which is one full rating category lower than its Standard & Poor's rating.

               (iii) Other Rating Agency Required Assets . The Adjusted Value of each Rating Agency Required Assets Coverage asset and each Rating Agency Dividend Coverage Asset other than Eligible Municipal Securities shall be the lesser of (A) the Market Value of such asset divided by the applicable discount factor the ranges of which are listed below and (B) 100% of the principal amount of such assets, including, in the case of

          Short-Term Money Market Instruments, accrued interest to the extent not already included.:

                        TYPE OF RATING                    DISCOUNT
                    AGENCY REQUIRED ASSET                  FACTOR
                    ---------------------                 --------
        Cash, demand deposits, next-day Federal funds
          and next-day repurchase agreements..........      1.00
        Certificates of Deposit.......................      1.15
        GNMA Certificates with a fixed-rate coupon of:
          13%.........................................      1.41
          12%.........................................      1.42
          11%.........................................      1.43
          10%.........................................      1.43
           9%.........................................      1.44
           8%.........................................      1.47
           7%.........................................      1.51
           6%.........................................      1.55
           5%.........................................      1.59
        GNMA Certificates with an adjustable rate
          coupon......................................      1.61
        FHLMC Certificates or FNMA Certificates with a
          fixed-rate coupon of:
          13%.........................................      1.44
          12%.........................................      1.47
          11%.........................................      1.49
          10%.........................................      1.49
           9%.........................................      1.52
           8%.........................................      1.55
           7%.........................................      1.58
           6%.........................................      1.62
           5%.........................................      1.65
        FHLMC Certificates or FNMA Certificates with
          an adjustable rate coupon...................      1.65
        Qualified Mortgage Pass-Through Certificates
          which are part of a publicly-offered issued
          with a coupon rate of:
          9% or higher................................      1.50
          8%..........................................      1.53
          7%..........................................      1.56
          6%..........................................      1.60
          5%..........................................      1.64
          Adjustable rate.............................      1.70

                        TYPE OF RATING                    DISCOUNT
                    AGENCY REQUIRED ASSET                  FACTOR
                    ---------------------                 --------
        CMOs:
          Tranche 1...................................      1.41
          Tranche 2...................................      1.50
          Tranche 3...................................      1.66
          Tranche 4...................................      1.82
        Securitized Receivables which are part of a
          publicly-offered issue and have a weighted
          average life of:
          less than 5 years...........................      1.30
          greater than or equal to 5 but less than 10
             years....................................      1.40
        U.S. Treasury Securities with a remaining term
          to maturity of:
          less than 1 year............................      1.07
          greater than or equal to 1 year but less
             than 4 years.............................      1.25
          greater than or equal to 4 years but less
             than 5 years.............................      1.29
          greater than or equal to 5 years but less
             than 7 years.............................      1.36
          greater than or equal to 7 years but less
             than 10 years............................      1.43
          greater than or equal to 10 years but less
             than 15 years............................      1.47
          greater than or equal to 15 years but less
             than 20 years............................      1.55
          greater than or equal to 30 years but less
             than 30 years............................      1.56
        Short-Term Money Market Instruments issued by
          the United States...........................      1.10
        Other Short-Term Money Market Instruments.....      1.15

               (iii) (iv)Aggregate Adjusted Value. The total of the Adjusted Values of all Eligible Municipal Securities and other Rating Agency Required Assets is the aggregate Adjusted Value of the Rating Agency Required Assets.

               In accordance with procedures established by the Board (and set forth in a certificate signed by an officer of the Fund, filed with the records of the Fund and available for inspection by the shareholders of the Fund), the discount factor applied to determine the Adjusted Value of any Rating Agency Required Asset may be changed from that set forth above if Moody's and Standard & Poor's have advised or, if both of such Rating Agencies are not then rating the Preferred Shares, the one which is rating the Preferred Shares has advised the Fund in writing that the revised discount factor would not, or that a failure to use the revised discount factor would, adversely affect their respective then-current ratings of the Preferred Shares. If Other Securities become includible in Rating Agency Required Assets, the calculation of the Adjusted Value of such Other Securities will be determined in accordance with procedures as are established by the Board of Trustees (and set forth in a certificate signed by an officer of the Fund, filed with the records of the Fund and available for inspection by the shareholders of the
          Fund) and as are acceptable to Moody's and Standard & Poor's if the Preferred Shares are then rated by both such Rating Agencies, or, if not rated by both, to the one, if any, such Rating Agency then rating the Preferred Shares.


          (c) Calculation III. For the purpose of determining whether the Rating Agency Required Asset Coverage is met in accordance with paragraph 6(b), the Value of the Rating Agency Required Assets shall be calculated by (i) reducing the aggregate Adjusted Value of the Rating Agency Required Assets by (A) the amount of all known liabilities (including, without limitation, indebtedness, operating expenses payable and securities sold under agreements to repurchase) which appear on the applicable Evaluation Valuation Date on the Fund's balance sheet (unless any such liability is included in subparagraph (c) below) and the amount of operating expenses projected by the Fund to be incurred by the Fund during the succeeding three months, (B) so long as the Preferred Shares are rated by Standard & Poor's, the amount described in paragraph 7(d) below, and (C) the aggregate liquidation preference of all Preferred Shares calculated for each series of the Preferred Shares, as of the Evaluation Valuation Date, plus: the amount of accumulated but unpaid dividends on such series (unless set aside with the Paying Agent for payment) to the Evaluation Valuation Date plus dividends projected to accumulate on such series from and including the Evaluation Valuation Date to but excluding the first day of the next Dividend Period for such series at the Dividend Rate for such series in effect for such series on the Evaluation Valuation Date plus the amount of dividends which would accumulate on the shares of such series from and including the first day of the next Dividend Period for such series through the

     [497th] day following the Evaluation Valuation Date at the Dividend Rate in effect for such series on such Evaluation Valuation Date for such series multiplied by the Volatility Factor [2.28], and (D) the amount of any Gross-up Payment in respect of any Preferred Shares as of such Valuation Date, and (ii) increasing the aggregate Adjusted Value of Rating Agency Required Assets by (A) the amount of receivables for portfolio securities sold as of the Evaluation Valuation Date, (B) the amount of any interest receivable on portfolio securities as of the Evaluation Valuation Date and
     (C) the value of any Fund assets irrevocably deposited by the Fund for the payment of any of (i)(A) through (i)(C) above.

          (d) Hedging Transactions. (i) For so long as any shares of Preferred Shares are rated by Standard & Poor's, the Fund will not purchase or sell futures contracts, write, purchase or sell options on futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from Standard & Poor's that engaging in such transactions will not impair the ratings then assigned to the Preferred Shares by Standard & Poor's, except that the Fund may purchase or sell futures contracts based on the Bond Buyer Municipal Bond Index (the "Municipal Index") or United States Treasury Bonds or Notes ("Treasury Bonds") and write, purchase or sell put and call options on such contracts (collectively, "Standard & Poor's Hedging Transactions"), subject to the following limitations.

               (A) the Fund will not engage in any Standard & Poor's Hedging Transaction based on the Municipal Index (other than transactions which terminate a futures contract or option held by the Fund by taking an opposite position thereto ("Closing Transactions")), which would cause the Fund at the time of such transaction to own or have sold the least of (i) more than 1,000 outstanding futures contracts based on the Municipal Index, (ii) outstanding futures contracts based on the Municipal Index exceeding in number 25% of the quotient of the Market Value of the Fund's total assets divided by $1,000 or (iii) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transactions as reported by The Wall Street Journal;

               (B) the Fund will not engage in any Standard & Poor's Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold the lesser of

          (i) outstanding futures contracts based on Treasury Bonds exceeding in number 50% of the quotient of the Market Value of the Fund's total assets divided by $100,000 ($200,000 in the case of the two-year United States Treasury Note) or (ii) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

               (C) the Fund will engage in Closing Transactions to close out any outstanding futures contract which the Fund owns or has sold or any outstanding option thereon owned by the Fund in the event (i) the Fund does not have Standard & Poor's Eligible Assets with an aggregate Discounted Value equal to or grater than the Rating Agency Required Asset Coverage on two consecutive Valuation Dates and (ii) the Fund is required to pay additional margin due to fluctuation in contract price ("Variation Margin") on the second such Valuation Date;

               (D) the Fund will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Fund holds the securities deliverable under such terms; and

               (E) when the Fund writes a futures contract or option thereon, it will either maintain an amount of cash, cash equivalents or high grade (rated "A" or better by Standard & Poor's), fixed-income securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of margin paid on such contract ("Initial Margin") and any Variation Margin held in the amount of or on behalf of the Fund's broker with respect to such futures contract or option equals the Market Value of the futures contract or option, or, in the event the Fund writes a futures contract or option thereon which requires delivery of an underlying security, it shall hold such underlying security in its portfolio.

For purposes of determining whether the Fund has Standard & Poor's Eligible Securities with a Discounted Value that equals or exceeds the Rating Agency Required Asset Coverage, the Discounted Value of cash or securities held for the payment of Initial Margin or Variation margin shall be zero and the aggregate Discounted Value of Standard & Poor's Eligible Assets shall be reduced by an amount equal to (i) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the

Fund plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contract based on Treasury Bonds which contracts are owned by the Fund.

          (ii) For as long as any Preferred Shares are rated by Moody's, the Fund will not buy or sell futures contracts, write, purchase or sell call options on futures contracts or purchase put options on futures contracts or write call options (except covered call options) on portfolio securities unless it receives written confirmation from Moody's that engaging in such transactions would not impair the ratings then assigned to the shares of Preferred Shares by Moody's, except that the Fund may purchase or sell exchange-traded futures contracts based on the Municipal Index or Treasury Bonds and purchase, write or sell exchange-traded put options on such futures contracts and purchase, write or sell exchange-traded call options on such futures contracts (collectively, "Moody's Hedging Transactions"), subject to the following limitations:

               (A) the Fund will not engage in any Moody's Hedging Transaction based on the Municipal Index (other than Closing Transactions) which would cause the Municipal Bonds rated by Moody's but not rated by Standard & Poor's may comprise no more than 50% of short-term municipal securities that qualify as Standard & Poor's Eligible Securities;

               (B) the Standard & Poor's Security Discount Factor for funds to be received for sales of municipal securities that are due in more than five Business days from such Valuation Date will be the Standard & Poor's Security Discount Factor applicable to the municipal securities sold; and

               (C) no Standard & Poor's Security Discount Factor will be applied to cash or to funds to be received for sales of municipal securities if such funds are due within five business days of such Valuation Date. For purposes of calculating Standard & Poor's Eligible Securities as of any Valuation Date, funds to be received for sales of municipal securities is the book value of such funds to be received for municipal securities sold as of or prior to such Valuation Date. For purposes of the foregoing, anticipation notes rated "SP-1" or, if not rated by Standard & Poor's, rated "VMIG-1" by Moody's, which do not mature or have a demand feature exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term municipal securities.

          (d) Hedging Transactions. The Fund will enter into futures and options transactions only for hedging purposes and not for leveraging or speculative purposes. So long as Moody's is rating the

     Preferred Shares, the Fund will not enter into a futures or options transaction unless, after giving effect to such futures or options transactions, the Rating Agency Required Asset Coverage is met and the Fund will not write any anticipatory call options pursuant to which the Fund hedges the anticipated purchase of an asset prior to the completion of such purchase. For the purpose of determining the Rating Agency Value of Rating Agency Required Assets, assets held for initial and variation margin will have an Adjusted Value of zero.

               So long as Moody's is rating the Preferred Shares, the Fund will not enter into futures contracts with respect to individual securities and will not write put or call options on futures contracts. Also, any contracts for index based futures or options transactions entered into by the Fund shall expire on the first or second succeeding settlement date under such contracts.

               (i) Options Transactions. A purchase of a put or call option by the Fund, whether in particular securities or on futures contracts, will have no effect on the Value of the Rating Agency Required Assets except to the extent of premiums paid and profits received. The Fund will write only exchange-traded covered call options which are traded on exchanges which have been approved by Moody's. If the Fund writes a covered call option, the security or futures contract deliverable upon the exercise of the option will have an Adjusted Value of zero unless the option expires within [44] days, in which case such security or futures contract will have an Adjusted Value equal to the lesser of the call price specified in such call option and the Adjusted Value, if any, that the security would have disregarding the existence of the option. In addition, if the Fund writes a covered call option, 10% of the exercise price of the covered call option will be a liability of the Fund for purposes of determining the Rating Agency Value of Rating Agency Required Assets. The Fund will write only exchange-traded put options which are traded on exchanges which have been approved by Moody's. If the Fund writes a put option with respect to any security, the put price will be a liability of the Fund for purposes of determining the Rating Agency Value of the Rating Agency Required Assets.

               (ii) Futures Transactions. So long as Moody's is rating the Preferred Shares the Fund will only enter into futures contracts with respect to indices of rates applicable to municipal securities and U.S. Treasury bonds which are traded on exchanges which have been approved by Moody's. If the Fund enters into a long or short futures contract with respect to an index of rates applicable to securities, that futures contract will, so long as Standard & Poor's is rating the Preferred Shares, be considered a liability for purposes of determining the Rating Agency Value of Rating Agency Required Assets in an amount equal to 30%, in the case of an index of rates applicable to municipal securities, and 25%, in the case of an index of rates applicable to U.S. Treasury bonds, of the settlement value of such futures contract. So long as Moody's is rating the Preferred Shares, the Fund may not enter into short futures contracts with respect to (A) an index of rates applicable to municipal securities if the market value of all such futures contracts owned by the Fund exceeds 100% of the principal amount of all Moody's Eligible Municipal Securities owned by the Fund with a rating of "Baa" or better from Moody's less the market value of all short futures contracts with respect to an index of rates applicable to U.S. Treasury bonds, or (B) an index of rates applicable to U.S. Treasury bonds if the market value of all such futures contracts owned by the Fund exceeds 10% of the principal amount of all Moody's Eligible Municipal Securities owned by the Fund with a rating of "Aaa" from Moody's, 50% of the principal amount of all Moody's Eligible Municipal Securities owned by the Fund with a rating of "Aa" from Moody's, or 90% of the principal amount of all Moody's Eligible Municipal Securities owned by the Fund with each of the ratings of "A" or "Baa" from Moody's less the market value of all short futures contracts with respect to an index of rates applicable to municipal securities. In addition, the Fund may enter into a futures contracts only if (W) after entering into such contract, the total number of futures contracts owned by the Fund with respect to an index of rates applicable to municipal securities does not exceed 1,000, (X) the market value of all such futures contracts owned by the Fund with respect to any index of rates applicable to municipal securities does not, after the purchase of such contract, exceed an amount equal to 10% of the daily rolling average trading volume of such futures contracts for the previous month, (Y) the market value of all such futures contracts owned by the Fund with respect to an index of rates applicable to U.S. Treasury bonds does not, after entering into such contract, exceed 10% of the daily rolling average trading volume of such contracts for the previous month, and (Z) the market value of all futures contracts owned by the Fund with respect to indices of rates applicable to securities does not, after the purchase of such contract, exceed 35% of the aggregate Market Value of the Fund's total assets. So long as Moody's is rating the Preferred Shares, the Fund will maintain, in a segregated account, cash equal to the face value of all open long futures contracts plus 5% of the market value of such contracts. Such cash will have an Adjusted Value of zero.

               So long as Standard & Poor's is rating the Preferred Shares, the Fund will be obligated to liquidate positions in futures contracts with respect to indices of rates applicable to securities if, on two successive Evaluation Dates, the Rating Agency Required Asset Coverage is not met and on the second of those two Evaluation Dates the Fund was required to make a variation margin deposit. Any such liquidation shall be made in an amount sufficient to enable the Fund to meet the Rating Agency Required Asset Coverage as of such second Evaluation Date, or in whole. The Fund will liquidate each open futures contract with respect to an index of rates to U.S. Treasury bonds by the last day of the month prior to the month in which such contract expires. The Fund will liquidate each open futures contract with respect to an index of rates applicable to municipal securities by the fifth Business Day of the month in which such contract expires. In addition, so long as Moody's is rating the Preferred Shares, the Fund will liquidate each Bond Buyer Municipal Bond Index contract if the amount of open interest in all such contracts fall below 5,000 contracts.

               So long as Standard & Poor's and Moody's are rating the Preferred Shares, the Fund will only engage in those futures or options transactions explicitly described above.

          (e) When-Issued and Forward Delivery Purchases. If the Fund purchases securities on a "when-issued" or "forward delivery" basis, the cash or securities segregated by the Fund to satisfy its purchase obligations will have an Adjusted Value of zero. The contract to purchase will have an Adjusted Value of zero unless the settlement date is within [44] 49 days, in which case the contract to purchase will have an Adjusted Value equal to the lesser of the purchase price and the Adjusted Value, if any, the security contracted to the purchase would have it were owned by the Trust.


          (f) Borrowings. So long as Moody's and Standard & Poor's are rating the Preferred Shares, the Fund will borrow money only (i) if, after giving effect to such borrowing, the Rating Agency Required Asset Coverage is met and (ii) Moody's and Standard & Poor's have advised the Fund in writing that such borrowing will not affect the rating on the Preferred Shares. So long as any Preferred Shares are outstanding and Moody's and Standard & Poor's, or both, are rating the Preferred Shares, the Fund will not borrow money unless it has received written confirmation from Moody's or

     Standard & Poor's, or both, as appropriate, that the proposed borrowing would not impair the ratings then assigned by such ratings agency to the Preferred Shares. Notwithstanding the foregoing, the Fund may, without obtaining the written confirmation described above, borrow money for the purpose of clearing securities transactions if (i) the Ratings Agency Required Asset Coverage would continue to be satisfied after giving effect to such borrowing and (ii) such borrowing (A) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or
     (B) is for "temporary purposes," is evidenced by a promissory note or other evidence of indebtedness and is an amount not exceeding 5 per centum of the value of the total assets of the Fund at the time of the borrowing; for purposes of the foregoing, "temporary purpose" means that the borrowing is to be repaid within sixty days and is not to be extended or renewed.


     8. Conversion. The Preferred Shares, by their terms shall not be convertible into or exchangeable for, shares of another series or class.

     9. Certification. No certificate representing Preferred Shares shall be issued for less than a Unit.

     10. Liquidation Rights

          (a) Payment Upon Liquidation. In the event of a liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the Owners of the Preferred Shares, in preference to the owners of the Common Shares but not in preference of any other series or class of preferred shares of beneficial interests of the Fund, shall be entitled to payment, out of the assets of the Fund or the proceeds thereof available for distribution to shareholders after satisfaction of claims of creditors of the Fund, of a liquidation distribution in the amount of $5,000 per share, plus an amount equal to all accumulated dividends (whether or not declared but without interest) to the date payment of such distribution shall be made in full or a sum sufficient for the payment thereof shall be set apart with the Paying Agent. After payment of the full amount of such liquidation distribution, the Owners of the Preferred Shares shall not be entitled to any further participation in any distribution of assets of the Fund.

          (b) Insufficient Assets. If, upon the liquidation, dissolution or winding up of the Fund whether voluntary or involuntary, the assets of the Fund or the proceeds thereof available for distribution to shareholders after satisfaction of claims of creditors of the Fund shall be insufficient to pay in full the liquidation distribution to which the Owners of the Preferred Shares or the holders of other preferred shares of beneficial interest of the Fund are entitled, such assets or the proceeds thereof shall be distributed among the Owners of the Preferred Shares and the owners of other preferred shares of beneficial interest ratably, so that the amount of the distribution to be made to each Owner and owner of the other preferred shares of beneficial interest will bear the same ratio to the aggregate amount of the distribution to be made to all Owners and owners of the other preferred shares of beneficial interest as the aggregate amount of the liquidation distribution owed to such Owner and owner of the other preferred shares of beneficial interest will bear to the aggregate amount of the liquidation distribution owed to all Owners and owners of the other preferred shares of beneficial interest.

So long as any Preferred Shares shall remain outstanding, the Fund, in the event of any liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, shall not (i) make any payment or other distribution to the holders of the Common Shares or (ii) purchase, redeem or otherwise acquire for any consideration any of the Common Shares, until payment in full shall have been made to the holders of the Preferred Shares of the liquidation distribution to which they shall be entitled. Neither the sale, lease or exchange (for cash, securities or other consideration) of all or substantially all of the property and assets of the Fund nor the consolidation or merger of the Fund with or into any other corporation or corporations shall be deemed to be a liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, within the meaning of this paragraph 10; provided that such sale, lease, exchange, consolidation or merger, by its terms, would not adversely affect the voting powers, preferences and relative, participating, optional or other special rights of the holders of the Preferred Shares.

11. Remarketing: Tender for Remarketing

          (a) The Remarketing Agent. The Fund shall take all reasonable action necessary so that, at all times, an investment bank, broker, dealer or other organization qualified to remarket the Preferred Shares and to establish Dividend Periods and Dividend Rates as herein provided shall act as Remarketing Agent for the Preferred Shares. On the first day of each Dividend Period for each Preferred Share of a series tendered for remarketing on such day, the Remarketing Agent shall use its best efforts to remarket for the beneficial owners thereof, without charge to such beneficial owners, such Preferred Shares, in transactions of at least a Unit, at a price of $5,000 per share; provided, however, such Remarketing Agent shall not be obligated to remarket such Preferred Shares if there shall be a material misstatement or omission in any disclosure document used in connection with the remarketing of such Preferred Shares or at any time the Remarketing Agent shall have determined that it is not advisable to remarket such Preferred Share by reason of any of: (i) a pending or proposed change in applicable tax laws, (ii) a material adverse change in the financial condition of the Fund, (iii) a banking moratorium,
     (iv) domestic or international hostilities, (v) an amendment of this resolution, the Agreement and Declaration or the By-Laws of the Fund which materially and adversely changes the nature of the Preferred Shares or the remarketing procedures therefor, (vi) a downgrading or withdrawal of the rating on the Preferred Shares, (vii) an imposition of material restrictions on the Preferred Shares or any other preferred shares of beneficial interest of the Fund or (viii) a failure by the Fund, an any Dividend Payment Date for any Preferred Share, to have paid, or set apart with the Paying Agent funds for the payment of, the dividend payable on such Preferred Share on such date. Should the Remarketing Agent not succeed in so remarketing all Preferred Shares of a series tendered for remarketing on any date, the Remarketing Agent shall select the Preferred Shares of such series to be sold from those tendered pro rata or in such other manner as it shall deem appropriate so that no beneficial owner of such tendered Preferred Shares shall own less than a Unit of such tendered Preferred Shares; provided, however, that the Remarketing Agent may own less than a Unit if it shall elect to purchase Preferred Shares tendered for remarketing which it shall not have succeeded in remarketing. Settlement of transactions will take place on the day of remarketing, which is the first day of each Dividend Period, in accordance with the normal procedures of the Depository.

          (b) Notice of Preferred Shares to be Retained. Each Preferred Share shall be deemed to have been tendered to the Fund (or such agent as the Fund may appoint) for sale by remarketing on the day following the last day of each Dividend Period, unless the beneficial owner thereof shall have given irrevocable notice to the contrary to the Remarketing Agent (or such other agent as the Fund may appoint). Any such notice shall be irrevocable when given. Such notice, which may be telephonic or written, must be delivered to the Remarketing Agent prior to 3:00 p.m., New York City time, on the last Business Day of the Dividend Period. The notice from such beneficial owner of an election to retain Preferred Shares shall state (i) the number of Preferred Shares not to be deemed to have been so tendered and (ii) the number of such Preferred Shares which shall be deemed not to have been so tendered, which number may not be less than a Unit and may not result in such beneficial owner retaining less than a Unit of such Preferred Shares.

          (c) Preferred Shares Deemed to have been Tendered. The failure to give notice with respect to any Preferred Share as provided in clause (b) of this paragraph 11 shall constitute the irrevocable tender for remarketing of such Preferred Share. Thereupon, such Preferred Shares shall cease to accrue dividends payable to the former beneficial owners thereof, which shall have no further rights with respect to such Preferred Shares, except the right to receive any previously declared but unpaid dividends thereon and the proceeds of the remarketing thereof.

          (d) Funds for Purchase of Preferred Shares. Preferred Shares tendered for remarketing as provided in this paragraph 11 shall be purchased solely from the proceeds received from the purchasers of such Preferred Shares in a remarketing. Neither the Fund nor the Remarketing Agent (nor any other agent which the Fund may appoint) shall be obligated to provide funds to make payment to the beneficial owners of Preferred Shares so tendered.

12. Restrictions on the Common Shares. So long as any Preferred Shares shall be outstanding, the Fund shall not declare, pay or set aside for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase Common Shares) in respect of any Common Share, or call for redemption, redeem purchase or otherwise acquire for consideration any Common Shares, unless:


          (a) such transaction is on a EvaluationValuation Date;


          (b) immediately thereafter the 1940 Act Coverage and the Rating Agency Required Asset Coverage would be met as of such EvaluationValuation Date;

          (c) full cumulative dividends on the Preferred Shares and any other preferred shares of beneficial interest of the Fund for all past Dividend Periods ended on or prior to the EvaluationValuation Date shall have been declared and paid (or declared and a sum sufficient for the payment of such dividends shall have been set apart with the Paying Agent for payment); and

          (d) the Fund has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption contained in paragraph 4(b) above.

13. Other Securities. While the Preferred Shares are outstanding, the Fund will not issue any other series or class of securities which, if issued, would violate the provisions of Section 18 of the 1940 Acts.

14. Other Rights. Except as provided by law, the Preferred Shares shall not have any designation preference, or relative, participating, optional or other special rights, or qualifications, limitations or restrictions, other than as set forth in this resolution.

15. Limitation on Liability. A copy of the Agreement and Declaration is on file with the Secretary of the Commonwealth of Massachusetts, and is hereby agreed that this instrument is executed on behalf of the Board of Trustees of the Fund as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers or holders of Common or Preferred Shares of the Fund individually but are binding only upon the assets and property of the Fund.

16. Board of Trustees Interpretation. To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Certificate of Designation to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Certificate of Designation with respect to any series of Preferred Shares prior to the issuance of shares of such series.

17. No Fractional Shares. No fractional Preferred Shares shall be issued.

18. Status of Preferred Shares Redeemed, Exchanged or Otherwise Acquired by the Fund. Preferred Shares which are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued Preferred Shares without designation as to series.

19. Headings Not Determinative. The headings contained in this Certificate of Designation are for convenience of reference only and shall not affect the meaning or interpretation of this Certificate of Designation.

20. Notices. All notices or communications, unless otherwise specified in the By-laws of the Fund or this Certificate of Designation, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.

IN WITNESS WHEREOF, this instrument has been executed for and on behalf and in the name of the Fund by its officers thereunto duly authorized on
               , 1999.

                              KEMPER MUNICIPAL INCOME TRUST

                              By

        ------------------------------------------------------------------------

[Seal]

Attest:

------------------------------------------

PROXY                                                                      PROXY


                         KEMPER MUNICIPAL INCOME TRUST
                                 COMMON SHARES
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 15, 1999



PLEASE VOTE PROMPTLY!

Your vote is needed! Please vote below and sign in the space provided and return it in the envelope provided. You may receive additional proxies for your other accounts with Kemper. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint Philip J. Collora, Maureen E. Kane, Caroline Pearson and Katherine L. Quirk, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the Annual Meeting of Shareholders to be held September 15, 1999, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting. IF NO SPECIFICATION IS MADE HEREIN, ALL SHARES WILL BE VOTED AS RECOMMENDED BY THE BOARD ON EACH ITEM SET FORTH ON THIS PROXY.

THE PROXY IS SOLICITED BY THE BOARD OF THE FUND WHICH RECOMMENDS A VOTE "FOR" ALL ITEMS.

TO VOTE, MAKE BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]


    1.  Election of Trustees:                                         For   Withhold   For all     TO WITHHOLD AUTHORITY TO VOTE,
                                                                      All     All      Except      MARK THE "FOR ALL EXCEPT" BOX
                                                                                                   AND WRITE THE NOMINEE'S NUMBER
        01) James E. Akins, 02) James R. Edgar, 03) Arthur R.         [ ]      [ ]       [ ]       ON THE LINE PROVIDED BELOW.
            Gottschalk, 04) Fred B. Renwick, 05) Thomas W. Littauer,
            06) Fred B. Renwick, 07) John G. Weithers                                             -------------------------------


    2.  Ratification of the selection of Ernst & Young LLP as the     For                Against               Abstain
        Fund's independent auditors for the current fiscal year.

                                                                      [ ]                  [ ]                   [ ]

    3.  Approval of an Amended and Restated Certificate of           For                Against               Abstain
        Designation for Preferred Shares

                                                                      [ ]                  [ ]                   [ ]


    Note: All registered owners of accounts shown above must sign. Please sign exactly as your name appears on this Proxy. If signing for a corporation, estate or trust, please indicate your capacity or title.


    ----------------------  --------------  ---------------------  ------------
    Signature               Date            Signature (Joint)      Date

PROXY                                                                      PROXY


                         KEMPER MUNICIPAL INCOME TRUST
                                 COMMON SHARES
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 15, 1999



PLEASE VOTE PROMPTLY!

Your vote is needed! Please vote below and sign in the space provided and return it in the envelope provided. You may receive additional proxies for your other accounts with Kemper. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint Philip J. Collora, Maureen E. Kane, Caroline Pearson and Katherine L. Quirk, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the Annual Meeting of Shareholders to be held September 15, 1999, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting. IF NO SPECIFICATION IS MADE HEREIN, ALL SHARES WILL BE VOTED AS RECOMMENDED BY THE BOARD ON EACH ITEM SET FORTH ON THIS PROXY.

THE PROXY IS SOLICITED BY THE BOARD OF THE FUND WHICH RECOMMENDS A VOTE "FOR" ALL ITEMS.

TO VOTE, MAKE BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

    1.  Election of Trustees:                                         For   Withhold   For all     TO WITHHOLD AUTHORITY TO VOTE,
                                                                      All     All      Except      MARK THE "FOR ALL EXCEPT" BOX
                                                                                                   AND WRITE THE NOMINEE'S NUMBER
        01) James E. Akins, 02) James R. Edgar, 03) Arthur R.         [ ]      [ ]       [ ]       ON THE LINE PROVIDED BELOW.
            Gottschalk, 04) Fred B. Renwick, 05) John G. Weithers
                                                                                                   -------------------------------

    2.  Ratification of the selection of Ernst & Young LLP as the     For                Against               Abstain
        Fund's independent auditors for the current fiscal year.

                                                                      [ ]                  [ ]                   [ ]

    Note: All registered owners of accounts shown above must sign. Please sign exactly as your name appears on this Proxy. If signing for a corporation, estate or trust, please indicate your capacity or title.


    ----------------------  --------------  ---------------------  ------------
    Signature               Date            Signature (Joint)      Date